                                                                   EXHIBIT 10.37

                                LOAN AGREEMENT
                                --------------

     THIS LOAN AGREEMENT made and entered into this 8th day of January, 1991, by and between COMPUTER SCIENCE INNOVATIONS, INC., as (the "Company") and SUN BANK, NATIONAL ASSOCIATION, a National Banking Association, with its principal banking offices located in Orlando, Orange County, Florida (the "Bank").

                                  WITNESSETH:

     WHEREAS, the Company wishes to borrower from the Bank the sum of $1,000,000.00 on a revolving line of credit as an operating line, hereinafter referred to as Loan "A"; and the sum of $500,000.00 as a further revolving line of credit to support the Company's Egyptian Contract, hereinafter referred to as Loan "B"; and

     WHEREAS, the Bank is willing to make such loans upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the above premises and the mutual covenants and conditions contained herein, the Company and Bank agree as follows:

                                  ARTICLE ONE
                                  -----------
                       DEFINITIONS AND ACCOUNTING TERMS
                       --------------------------------

     Section 1.01. Definitions.  For the purposes of this Agreement, the
     ------------- -----------
following terms shall have the respective meanings specified in this Section
1.01 (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     (a) "Agreement" shall mean this Loan Agreement.

     (b) "Bank Office" shall mean any branch office of the Bank located in Brevard County, Florida, which office is an office of the Bank and not a separate and distinct entity from the Bank.

     (c) "Current Assets" shall mean those assets which in the regular course of business of the Company and its subsidiaries on a consolidated basis will be readily and quickly realized or converted into cash, all in accordance with GAAP within the applicable accounting or time period, together with such additional assets as may readily be converted into cash without impairing the business of the Company and its subsidiaries and shall include cash, temporary investments, receivables, inventories and pre-payments, but shall exclude loans to stockholders.

     (d) "Current Liabilities" shall mean those liabilities of the Company and its subsidiaries on a consolidated basis or any portion thereof. Current liabilities shall be defined as current maturities of long term debt plus notes payable less than one (1) year, plus accounts payable, plus taxes payable, plus accrued expenses, and any other liabilities due or that shall become due within a twelve (12) month period.

     (e) "Debt to Net Worth Ratio" shall mean the ratio of total liabilities to Tangible Net Worth.

     (f) "Due Date" shall mean the date any payment of principal or interest is due and payable on the Loan or Note.

     (g) "Event of Default" shall mean an event of default specified in Article Seven of this Agreement.

     (h) "GAAP" shall mean generally accepted accounting principles consistently applied to the particular item.

     (i) "Interest Coverage Ratio" shall mean earnings before interest expense and taxes divided by interest expense.

     (j) "Loan" shall mean the following credit facilities made to the Company by the Bank pursuant to an in accordance with the terms of this Loan Agreement:

         l)  Revolving Line of Credit in the amount of $1,000,000.00 (Loan "A")

         2)  Revolving Line of Credit in the amount of $500,000.00 (Loan "B")

     (k) "Loan Documents" shall mean this Agreement, the Notes, the Security Agreement, UCC Financing Statements, Collateral Assignment of Contract Rights, Landlord Lien Waivers, Loan Commitment and all of the other documents, agreement, certificates, schedules, notes, statements and opinions, however described, referenced herein or executed or delivered pursuant hereto or in connection with or arising with the Loan or the transactions contemplated by this Agreement.

     (l) "Loans from Stockholders" shall mean all loans or other advances made to the Company from one or more Stockholder from time to time.

     (m) "Loan to Stockholders" shall mean all loans or other advances made by the Company to one or more Stockholders from time to time.

     (n) "Note" shall mean the Company's Promissory Note or Notes evidencing the Loan substantially in the form of Exhibit "A" attached hereto.

     (o) "Obligations" shall mean, individually and collectively, the payment and performance of duties, obligations and liabilities of the Company to the Bank as described in or required by the Loan Documents.

     (p) "Person" shall mean any individual, joint venturer, partnership, firm, corporation, trust, unincorporated organization or other organizational entity, or a governmental body or any department or agency thereof, and shall include both the singular and the plural.

     (q) "Prime Rate" shall mean the "annual interest rate announced by Sun Bank, Inc., from time to time as the Prime Rate (which interest rate is only a benchmark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of any subsidiary bank of Sun Banks Inc.). Any such change in the Prime Rate will increase or decrease the periodic payments."
NOTE: Any change in the Prime Rate shall be effective at the beginning of the business day on which such change is announced.

     (r) "Principal Place of Business" shall mean the offices of the Company at which its records are kept at 1280 Clearmont Street, N.E., Palm Bay, Florida 32905.

     (s) "Total Liabilities" shall mean the aggregate amount of all liabilities of the Company and its subsidiaries on a consolidated basis as determined by GAAP.

     (t) "Tangible Net Worth" shall mean the excess of (a) the tangible assets of the Company on a consolidated basis which, in accordance with GAAP, are tangible assets, after deducting adequate reserves in each case where, in accordance with GAAP, a reserve is proper, over (b) all liabilities, excluding minority interest, provided, however, that (i) inventory shall be taken into account on the basis of the cost or current market value, whichever is lower,
(ii) in no event shall there be included as such tangible assets patents, trademarks, tradenames, copyrights, licenses, goodwill or treasury stock or any securities or liabilities of the Company unless the same are readily marketable in the United States of America, and are entitled to be used as a credit against federal income tax liabilities, (iii) securities included as such tangible assets shall be taken into account at their current market price or cost, whichever is lower, and (iv) any write-up in the book value of any assets shall not be taken into account.

     (u) "Year" shall mean the calendar year from January through December 31, inclusive.

     (v) "Current Maturities of Long Term Debt" shall mean that portion of installment or term debt that must be paid within twelve (12) months from the balance sheet date. The obligation shall be shown separately from Bank notes payable in accordance with GAAP.

     (w) "Amortization" shall mean the process of charging off an intangible over a period of years according to GAAP.

     (x) "Commitment" shall mean the Bank's commitment letter dated August 6, l990 and further amended August l0, l990, a copy of which is attached hereto as Exhibit "B" and by reference made a part hereof.

     Section l.02. Accounting Terms. All accounting terms used herein shall be
     ------------- ----------------
construed in accordance with GAAP consistently applied.

                                  ARTICLE TWO
                                  -----------
                         AMOUNT AND TERMS OF THE LOAN
                         ----------------------------

     Section 2.0l. The Loan. The Bank agrees to lend or make available to the
     ------------- --------
Company, the following credit facilities:

          (a) A Revolving Loan in the aggregate principal amount of $1,000,00.00 (Loan "A"). The purpose of this Loan is to make available to the Company an operating line.

          (b) A further Revolving Line of Credit in the aggregate principal amount of $500,000.00 (Loan "B"). The purpose of Loan "B" is to make available to the Company, the sum of $500,000.00 as working capital for the Company's contract with the Egyptian Government. Prior to the funding of any monies under this Revolving Line of Credit, the Bank shall receive for its review and approval, a fully executed contract between the Company and the Egyptian Government or the appropriate U.S. Agency acting on their behalf, which contract shall provide a statement of work and shall be assignable as collateral as provided for in Section 6.02 of this Agreement.

     Section 2.02. Interest on The Note. The Loan shall be evidenced by the
     ------------- --------------------
Notes attached hereto as Exhibit "A" and shall be due and payable in accordance with and as required by the terms and conditions contained therein and as hereinafter provided in Section 2.07. The Company shall not be liable under the Notes except with respect to funds actually advanced to the Company by the Bank pursuant to the terms hereof. The Note interest on the Notes evidencing each of the credit facilities shall be paid as follows:

          (a) The note for Loan "A" in the amount of $1,000,000 shall bear interest from the date thereof on the unpaid principal balance thereof from time to time outstanding at a fluctuating interest rate per annum equal to the lesser of (i) the interest: rate announced by Sun Bank, Inc., from time to time as the Prime Rate (as herein defined) plus .75%, or (ii) the maximum rate of interest permitted by law. Each change in the fluctuating interest rate on the Note due to a change in the Prime Rate shall be effective as of the opening of business for the Bank on the date of such change in the Prime Rate.

          (b) The note for Loan "B" in the amount of $500,000.00 shall bear interest from the date thereof on the unpaid principal balance thereof from time to time outstanding at a fluctuating interest rate per annum equal to the lesser of (i) the interest rate announced by Sun Bank, Inc., from time to time as the Prime Rate (as herein defined) plus .75% or (ii) the maximum rate of interest permitted by law. Each change in the fluctuating interest rate on the Note due to a change in the Prime Rate shall be effective as of the opening of business for the Bank on the date of such change in the Prime Rate.

     Section 2.03. Calculation of Interest. Interest due on the Loan shall be
     ------------- -----------------------
calculated on a 360 day year. The interest due on any date for payment of interest hereunder shall be that interest to the extent accrued as of midnight on the last calendar day immediately prior to that interest payment date. Notwithstanding anything herein or in any Loan Document to the contrary, the sum of all interest and all other amounts deemed interest under Florida or other applicable law which may be collected by the Bank hereunder shall not exceed the maximum lawful interest rate permitted by such law from time to time. The Bank and the Company intend and agree that under no circumstance shall the Company be required to pay interest on the Loans or on any other Obligations at a rate in excess of the maximum interest rate permitted by applicable law in effect from time to time, and in the event any such interest is received or charged by the Bank in excess of the rate, the Company shall be entitled to an immediate refund of any such excess interest by a credit to and payment toward the unpaid balance of the Loan (such credit to be considered to have been made at the time of the payment of the excess interest) with any excess interest not so credited to be immediately paid to the Company by the Bank.

     Section 2.04. Payment of Note. The Company shall pay the Notes as
     ------------- ---------------
heretofore described with interest at the rate set forth in Section 2.02 as follows:

          (a) Loan "A". Interest only shall be payable monthly on the principal
              --------
balance due and owing from time to time. The principal balance shall be due and payable upon demand and the Bank shall conduct an annual review on or before June 30, 1991. The principal balance shall be paid in full for a period of at least thirty (30) days during the first twelve months and for each twelve month period thereafter during which the credit continues to be made available by the Bank to the Company. In the event that the amount advanced by the Bank to the Company from time to time, exceeds $750,000.00, the Company shall maintain a borrowing formula wherein 70% of the current to 90 day account receivable shall have a value equal to or greater than $750,000.00. In the event that the value of the accounts receivable as heretofore determined, becomes less than the amount advanced by the Bank to the Company in excess of $750,000.00, then in such event, the Company shall immediately forthwith reduce the outstanding balance of the line of credit to an amount equal to the value of the accounts receivable according to the borrowing formula. The calculation of the accounts receivable in accordance with the borrowing formula will be based on the last month's report of receivables as provided for in Section 4.0l (ii).

          (b) Loan "B". Interest only shall be payable monthly on the principal
              --------
due and owing from time to time. The principal balance shall be due and payable upon demand and the Bank shall conduct an annual review on or before June 30, 1991.

     Section 2.05. Method of Prepayment. The Company may at any time prepay
     ------------- --------------------
all or any part of the principal amount of the Loans Outstanding without premium or penalty.

     Section 2.06. Set-off. The Company hereby grants to the Bank a lien on,
     ------------- -------
and a security interest in, the deposit balances, accounts, items, certificates of Deposit and monies of the Company in the possession of or on deposit with the Bank of any Bank Office to secure and as collateral for the payment and performance of the obligations created by the Loans. The Bank, upon giving written notice, shall immediately appropriate and set-off against and apply the same to the Obligations when and as due and payable.

     Section 2.07. Application of Payments. All payments made on the Note
     ------------- -----------------------
shall be applied first to interest accrued to the date of payment and next to the unpaid principal balance provided, however, in the event an Event of Default occurs, payment shall be applied first to any costs or expenses, including reasonable attorneys fees, that the Bank may incur in exercising its rights under the Loan Documents, as the Bank may determine.

                                 ARTICLE THREE
                                 -------------
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     The Company represents and warrants to the Bank that:

     Section 3.0l. Organization, Corporate Powers, etc. The Company (i) is a
     ------------  ------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Florida, (ii) has all requisite power and authority, corporate and otherwise to own its properties and assets and to carry on its business as now conducted and proposed to be conducted, (iii) is duly qualified to do business and is in good standing in every jurisdiction in which the character of its properties or assets owned or the nature of their activities conducted makes such qualification necessary including the State of Florida, and (iv) has the corporate power and authority to execute and deliver, and to perform its obligations under this Agreement, the Note, and the other Loan Documents.

    Section 3.02.  Authorization of Loan, etc. The execution, delivery and
    ------------   ---------------------------
performance of the Loan Documents by the Company, to the extent applicable, (a) have been duly authorized by all requisite corporate action (no shareholder action being required pursuant to applicable law) and (b) will not (i) violate
(A) any provision of law, any governmental rule or regulation, any order of any court or other agency of government or the Articles of Incorporation or By-Laws of the Company, to the extent applicable or (B) any provision of any indenture, agreement or other instrument to which the Company, to the extent applicable, is a party or by which it or any of its properties or assets are bound, (ii) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company other than as permitted by the terms hereof.

     Section 3.03. Agreements.
     ------------- ----------

          (a) The Company is not a party to any agreement, indenture, lease or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation materially and adversely affecting its business, properties, assets, operations or condition (financial or otherwise). There are no unrealized losses with respect to any such agreement, indenture, lease or instrument.

          (b) The Company is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any material agreement or instrument to which it is a party.

          (c) The Company enjoys peaceful and undisturbed possession in all material respects under all leases as to which the Company is a lessee and all such leases are valid and subsisting and in full force and effect.

     Section 3.04. Tax Returns and Payments. All federal, state and local tax
     ------------- ------------------------
returns and reports of the Company required to be filed have been filed, and all taxes, assessments, fees and other governmental charges upon the Company, or upon any of its properties, assets, incomes or franchises, which are due and payable in accordance with such returns and reports, have been paid, other than those presently (a) payable without penalty or interest, or (b) contested in good faith and by appropriate and lawful proceedings prosecuted diligently. The aggregate amount of the taxes, assessments, charges and levies so contested is not material to the condition (financial or otherwise) and operations of the Company. The charges, accruals, and reserves on the books of the Company in respect of federal, state and local taxes for all fiscal periods to date are adequate and the Company knows of no other unpaid assessment for additional federal, state or local taxes for any such fiscal period or of any basis therefor. The Company has and will establish all necessary reserves and make all payments required of it to be set aside or made in regard to all F.I.C.A., withholding, sales or excise, and all other similar federal, state and local taxes.

     Section 3.05. Financial Conditions.
     ------------- --------------------

          (a) All balance sheets, statements of profit and loss, and other financial data that have been given to the Bank with respect to the Company:

              (i)   are complete and correct in all material respects;

              (ii) accurately present the financial condition of the Company and the results of their operation as of the dates and for the periods for which the same have been furnished;

              (iii) have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods covered thereby: and

              (iv) disclose all known liabilities, direct or contingent, as of their respective dates.

          (b) There have been no adverse changes in the business, properties, condition (financial or otherwise, of Company, or any other party obligated to Bank under the Loan Documents) and there has been no change in the structure or ownership of said parties. The financial statements submitted to Bank in connection with the Loan were true and correct as the date of submission and remain true and correct as of the date hereof.

          (c) There are no judgments, decrees, actions, suits or proceedings, including without limitation, bankruptcy proceedings, pending or threatened against or affecting the Company, or the property, before any Court, Arbitrator or Governmental Department or agency which may result in any materially adverse change in the financial condition of the Company, or any other party obligated to the Bank under the Loan Documents or which would materially and adversely affect the collateral or this loan transaction.

     Section 3.06. Commitment Letter. The Company further warrants and
     ------------- -----------------
represents that it has complied with each of the terms of the Bank's Commitment and that there exists no condition or outstanding requirement of the commitment letter which has not been fulfilled in its entirety as an integral part of this loan.

                                 ARTICLE FOUR
                                 ------------
                           COVENANTS OF THE COMPANY
                           ------------------------

     Section 4.0l. Affirmative Covenants. The Company covenants, for so long
     ------------- ---------------------
as any of the principal amount of or interest on the Notes is outstanding and unpaid or any duty or obligation of the Company hereunder or under any of the other Obligations remains unpaid or unperformed, as follows:

          (a) Accounting: Financial Statements; Etc. The Company will deliver to
              -------------------------------------
the Bank copies of each of the following:

              (i) The Company will submit year-end unqualified audited financial statements prepared by a CPA acceptable to the Bank for the Company, within ninety (90) days of the end of the Company's fiscal year unless extended in writing by the Bank.

              (ii) The Company shall submit to the Bank on or before the 15th of each month, (except for the fiscal year end report which shall be provided within twenty-five (25) days following the end of the fiscal year) the prior month's balance sheet, income statement, report of accounts receivable aging and accounts payable aging, contract status, proposal status, backlog and orders secured, as well as other relevant information concerning the business activity and financial condition of the Company. A certificate will be furnished with each monthly report signed by the President or the Executive Vice President of the Company certifying that the foregoing information is true and correct and that all conditions of this Loan Agreement are being complied with or if not, what the exceptions are.

              (iii) With reasonable promptness, such other data and information as from time to time may be reasonably required by the Bank in regard to the Company.

          All financial statements shall be in form and substance as reasonably requested by the Bank.

          (b) Inspection. The Company will permit the Bank to visit and inspect
              ----------
any of the properties and Places of Business of the Company, including its or their respective books and records (and to make extracts therefrom), and to discuss their respective affairs, finances and accounts with their respective officers, all at such reasonable times and as often as may reasonably be requested provided that the Bank shall not be permitted to inspect secured, restricted or otherwise classified areas, without the express permission of the Company. The Company shall keep all books and records in an unclassified or unrestricted area of the Company's property, so that such books and records shall, at all times, be available for inspection by the Bank as herein provided.

          (c) Maintenance of Corporate Existence: Compliance With Laws. The
              --------------------------------------------------------
Company shall at all times preserve and maintain in full force and effect is corporate existence, powers, rights, licenses, permits and franchises in the jurisdiction of its incorporation; continue to conduct and operate its business substantially as conducted and operated during the present and preceding fiscal year of the Company; operate in full compliance with all applicable laws, statutes, regulations, certificates of authority and orders in respect of the conduct of its business; and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or appropriate in view of its business and operations.

          (d) Notice of Default. The Company shall immediately notify the Bank
              -----------------
in writing upon the happening, occurrence or existence of any Event of Default, or any event or condition which with the passage of time or giving of notice, or both, would constitute an Event of Default, and shall provide the Bank with such written notice, a detailed statement by a responsible officer of the Company of all relevant facts and the action being taken or proposed to be taken by the Company with respect thereto.

          (e) Notice of Suit, Proceedings, Adverse Change. The Company shall
              -------------------------------------------
promptly give the Bank notice in writing (a) of all known threatened or actual actions or suits (at law or in equity) and of all threatened or actual investigations or proceedings by or before any court, arbitrator or any governmental department, commission, board, bureau, agency or other instrumentality, state, federal or foreign, affecting the Company, the rights or other properties of the Company, (i) which involves potential liability of the Company in an amount in excess of $500,000.00 or (ii) which the President or Executive Vice-President of the Company believe in good faith is likely to materially and adversely affect the financial condition of the Company or to impair the right or ability of the Company to carry on its businesses as now conducted or to pay the Obligations or perform the duties under the Loan Documents and which the Company has knowledge; (b) or any material adverse change in the condition (financial or otherwise) of the Company; and (c) of any seizure or levy upon any part of the properties of the Company under any process or by a receiver.

          (f) Checking Accounts. The Company shall maintain all depository
              -----------------
accounts with the Bank or at a Bank Office, or any other banking affiliate of Sun Bank, N.A., except for those non-primary accounts maintained outside of the State of Florida.

          (g) Insurance. The Company shall procure and maintain and comply with
              ---------
such insurance and policies of insurance (including without limitation public liability and product and manufacturer's liability insurance with minimum coverage of $1,000,000.00) as may be required by law and such other insurance as is customarily maintained by companies similarly situated, or as the Bank may from time to time reasonably request and which are customarily required for commercial enterprises of the kind and nature similar to that of the Company. In particular, the following insurance policies will be obtained and maintained in full force and effect throughout the term of this Agreement.

              (i) As a requirement of the loan commitment and pursuant to the terms and conditions of this Loan Agreement, the Company shall maintain in full force and effect, during the term of this Loan, life insurance policies on the lives of the following persons in the amounts as indicated: indicated:

              John A. Blohm                        $500,000.00
              James C. Schaffer                    $500,000.00

     The Company shall be designated as the irrevocable beneficiary thereof as long as there remains an outstanding balance on the loans or an obligation on the part of the Bank to fund the loans.

              (ii) Appropriate hazard insurance and flood insurance, if applicable, covering all real property, inventory, and equipment of the Company in the face amount of not less than $1,000,000.00. The Company shall furnish to the Bank certificates reflecting said insurance. The Bank agrees that the Company may negotiate the settlement of any claims for damages less than $100,000.00, provided that the proceeds realized from the settlement of such claims are used to replace or refurbish equipment, inventory or property damaged and which is the subject matter of the claim of loss. In the event that the claim for damages exceeds $100,000.00, the Bank, in its sole discretion, may elect to apply the insurance proceeds towards the reduction of the principal and interest obligations of the loans.

              (iii) The Company shall designate as additional loss payee the Bank as follows: Sun Bank, National Association, its successors and assigns, Post Office Box 1630, Melbourne, Florida 32902-1630 Attention:
     Commercial Loans.

          (h) Debts, Taxes and Liabilities. The Company shall pay and discharge
              ----------------------------
(i) all of its indebtedness and obligations in accordance with their terms and before they shall become in default, (ii) all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits or against its properties, prior to the date on which penalties attach thereto, and (iii) all lawful claims which, if unpaid, might become a lien or charge upon any of its properties; provided, however, that the Company shall not be required to pay any such indebtedness, obligation, tax, assessment, charge, levy or claim which is being contested in good faith by appropriate and lawful proceedings diligently pursued and for which adequate reserves have been set aside on its books. The Company shall also set aside and/or pay as and when due all monies required to be set aside and/or paid by any federal, state or local statute or agency in regard to F.I.C.A., withholding, sales or excise or other similar taxes.

          (i) Notification of Change of Name or Business Location. The Company
              ---------------------------------------------------
shall notify the Bank of each change in the name of the Company and of each change of the location of the Principal Place of Business and any Places of Business provided, however, the Principal Place of Business may not be kept out of or removed from Brevard County, Florida without the prior written consent of the Bank.

          (j) Minimum Financial Criteria. The Company shall maintain the
              --------------------------
following minimum financial criteria:

              (i)   Current Ratio. For the Company, it shall maintain a minimum
                    -------------
     current ratio of 1.50:1. Current ratio shall be defined as Current Assets divided by Current Liabilities.

              (ii)  Minimum Working Capital. The minimum working capital shall
                    -----------------------
     $700,000.00. Working Capital shall be defined as Current Assets minus Current Liabilities.

              (iii) Minimum Tangible Net Worth. Minimum Tangible Net Worth shall
                    --------------------------
     be $1,250,000.00.

              (iv)  Minimum Interest Coverage Ratio. At all times that the
                    -------------------------------
     average loan outstandings exceed $750,000.00, the minimum interest coverage ratio shall be not less than 1.50:1. In the event the outstandings are less than $750,000.00, the minimum interest coverage ratio shall be not less than 2.00:1. This ratio shall be monitored on a year to date fiscal quarter basis.

          (k) Maximum Financial Criteria. The Company shall maintain the
              --------------------------
following maximum financial criteria:

              (i) Maximum Debt to Net Worth Ratio. At all such times as combined
                  -------------------------------
     principal balance outstanding on Loan "A" and Loan "B" exceeds $750,000.00, the maximum Debt to Net Worth Ratio shall be 1.70:1. In the event that the combined outstanding principal balance of Loan "A" and Loan "B" is less than $750,000.00, then the maximum Debt to Net Worth Ratio shall be maintained at 1.45:1.

     Section 4.02. Negative Covenants. The Company covenants, for so long as any
     ------------- ------------------
of the principal amount of or interest on the Notes is outstanding and unpaid or any Obligations remain unpaid or unperformed, as follows:

          (a) Sale of Assets. The Company will not sell, lease, assign, transfer
              --------------
or otherwise pledge or encumber or dispose of any assets, other than as worn out, obsolete, traded in on new equipment, or in the normal course of business without the express written consent of the Bank.

          (b) Change in Ownership of Principal Stockholders. The Company shall
              ---------------------------------------------
make no change in the position of John Blohm as President and James C. Schaffer as Executive Vice-President and officers of the Company or in the ownership of stock by the foregoing officers without the prior written consent of the Bank. In the event that the aforesaid President or Executive Vice-President resign from the Company without the prior written consent of the Bank, such resignation shall constitute a default under the terms and conditions of the Loan Documents.

          (c) Merger or Consolidation. The Company will not consolidate with or
              -----------------------
merge into any other corporation, or permit another corporation to merge into it, or acquire in a transaction analogous in purpose or effect to a merger or consolidation all or substantially all the properties or assets of any other entity without the Bank's prior written consent which shall not be unreasonably withheld.

          (d) Additional Indebtedness. The Company shall not incur any new
              -----------------------
obligations except for trade accounts payable in the ordinary course of business, capital leases in excess of $20,000.00 (cumulative on an annual basis), and taxes without the prior written consent of the Bank. In the event stockholder loans to the Company are made, such indebtedness shall be subordinated, in writing, to the Company's indebtedness to the Bank.

          (e) Hypothecation. The Company will not, without the Bank's prior
              -------------
written consent, voluntarily or involuntarily hypothecate, mortgage, pledge, or subject to a lien, security interest or other encumbrance of any nature whatsoever any of its real or personal property now owned or hereafter acquired.

          (f) Other Agreements. The Company will not enter into any
              ----------------
arrangements, contractual or otherwise, which would materially and adversely affect its or their duties or the rights of the Bank under the Loan Documents or which is inconsistent with or limits or abrogates the Loan Documents.

          (g) Fiscal Year. The Company will not change its fiscal year from a
              -----------
year ending March 31 without reasonable notice to the Bank.

          (h) Loans to Stockholders. The Company shall make no loans to the
              ---------------------
principal stockholders without the prior written consent of the Bank.

                                 ARTICLE FIVE
                                 ------------
                             CONDITIONS OF LENDING
                             ---------------------

     The obligations of the Bank to lend hereunder and advance any monies under the Note and to make any Advance under Section 2.03 from time to time are subject to the following conditions precedent:

     Section 5.01. Representations and Warranties. The representations and
     ------------- ------------------------------
warranties set forth in the Loan Documents are true and correct on and as of the date hereof, and on the date of each Advance hereunder.

     Section 5.02. No Default. On the date hereof and on the date of each
     ------------- ----------
Advance, the Company shall be in compliance with all the terms and provisions set forth in the Loan Documents on its or their part to be observed or performed, and no Event of Default nor any event that, upon notice or lapse of time or both would constitute such an Event of Default, shall have occurred and be continuing at such time.

     Section 5.03. Officer's Certificate. Substantially simultaneously with the
     ------------- ---------------------
execution hereof, and with the submission of each financial statement hereunder and on such other dates as the Bank may request, the Company shall deliver to the Bank a certificate, dated as of the date given, and signed by a responsible officer of the Company, confirming compliance with all of the conditions of this Agreement by the Company.

     Section 5.04. Loan Documents. The Company shall have delivered or caused to
     ------------- --------------
be delivered to the Bank all the Loan Documents, in form and substance satisfactory to the Bank, as the Bank may request and all of the Loan Documents are in full force and effect.

     Section 5.05. Supporting Documents.  On or prior to the date hereof, the
     ------------- --------------------
Bank shall have received the following supporting documents, all of which shall be satisfactory in form and substance to the Bank:

          (a) A certificate or certificates, dated as of the date hereof, of (i) the Secretary or any Assistant Secretary of the Company certifying (A) that attached thereto is a true and correct copy of certain resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of the Loan Documents and the performance of the Company's obligations and the borrowings thereunder, which resolutions have not been altered or amended in any respect, and remain in full force and effect at all times since their adoption: (B) that attached thereto is a true and correct copy of the Certificate of Incorporation of the Company, that such Certificate of Incorporation has not been altered or amended, and no other charter documents have been filed, since the date of the filing of the last amendment thereto or other charter document as indicated on the certificate of the Secretary of State of the State of Florida attached thereto; and (C) the incumbency and signatures of the officers of the Company signing the Loan Documents and any report, certificate, letter or other instrument or document furnished by the Company in connection therewith, and (ii) another authorized officer of the Company certifying the incumbency and signature of the Secretary or Assistant Secretary of the Company;

          (b) A certificate of the Florida Secretary of State dated as of a recent date, as to the good standing of the Company;

          (c) A copy of the corporate By-Laws certified by the Secretary as a true and correct copy;

          (d) Such additional supporting or similar documents as the Bank may reasonably request in regard to the Company.


                                  ARTICLE SIX
                                  -----------
                                  COLLATERAL
                                  ----------

     Section 6.01. Security Agreement. The Company has executed a Security
     ------------- ------------------
Agreement and UCC-1 Financing Statements for the purpose of pledging all of its accounts, contract rights, inventory and equipment to secure the repayment of the indebtedness represented by Notes "A" and "B". The company agrees to execute any and all further documents necessary to properly perfect the Bank's security interest therein.

     Section 6.02. Collateral Assignment. The company has further executed a
     ------------- ---------------------
collateral assignment of contract rights and proceeds arising out of the contract between the Company and the Egyptian Government. A Summary of which is attached hereto as Exhibit "C".

     Section 6.03. Cross Collateral. The collateral is also pledged as security
     ------------- ----------------
for all other liabilities (primary, secondary, direct, contingent, sole, joint or several), due to become due or which may hereafter be contracted or acquired, of the Company, to the Bank. Further, any other collateral, whether real or personal, held by the Bank on any liability due or to become due, or which may hereafter be contracted, or acquired with or from the Company shall also constitute additional collateral to further secure the Note.


                                 ARTICLE SEVEN
                                 -------------
                               EVENTS OF DEFAULT
                               -----------------

     Section 7.01. Events of Default. The following each and all are Events of
     ------------- -----------------
Default hereunder:

     (a) Monetary Default. If the Company shall default in any payment of the
         ----------------
principal or interest on the Loan when and as the same shall become due and payable, whether at maturity, by acceleration at the discretion of the Bank or otherwise; or

     (b) Non-Monetary Default. If the Company shall default in the performance
         --------------------
of or compliance with any term or covenant contained in the Loan Documents (other than a term or covenant a default in the performance of which or non-compliance with which is elsewhere specifically dealt with) which default or non-compliance shall continue and not be cured within thirty (30) days of written notice thereof to the Company by the Bank; or

     (c) False Misrepresentation. If any representation or warranty made in
         -----------------------
writing by or on behalf of the Company or in any other Loan Document shall prove to have been knowingly false or incorrect in any material respect on the date as of which made or reaffirmed; or

     (d) Bankruptcy. If the Company shall make an assignment for the benefit of
         ----------
creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodial receiver or trustee for any of them or a substantial part of their assets, or shall commence any proceeding under any bankruptcy reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against any of them, in which an order for relief is entered or which remains undismissed for a period of thirty days (30) days or more; or

     (e) Litigation against the Company. Any suit shall be filed which could
         ------------------------------
reasonably be expected to substantially impair the ability of the Company to perform the obligations under and by virtue of the loan documents.

     Section 7.02. Failure to disprove default. Should Bank reasonably suspect
     ------------- ---------------------------
the occurrence of one or more of the aforesaid Events of Default and the Company, upon request of the Bank, shall fail to provide evidence reasonably satisfactory to Bank that such Event or Events of Default have not, in fact, occurred, then such Event shall be deemed to have occurred.

     Section 7.03. Cross Defaults. A default under any Loan Document, including
     ------------- --------------
a default under this Agreement, shall be and constitute a default under all outstanding loans to the Company by the Bank, and further, a default under any of the outstanding loans to the Company by the Bank shall be and constitute a default under this Agreement and each and all of the Loan Documents, subject however to the thirty (30) days notice and right to cure non-compliance with respect to non-monetary defaults as delineated in Section 7.01(b), above.


                                 ARTICLE EIGHT
                                 -------------
                              RIGHTS UPON DEFAULT
                              -------------------

     Upon the occurrence of any Event of Default, the Bank shall have and may exercise any or all of the rights set forth herein provided, however, the Bank shall be under no duty or obligation to do so:

     Section 8.01. Acceleration. To declare the indebtedness evidenced by the
     ------------- ------------
Note and all other Obligations to be forthwith due and payable, whereupon the Note and all other Obligations shall become forthwith due and payable, both as to principal and interest, without presentment, demand, protest or any other notice or grace period of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes or in such other Obligations to the contrary notwithstanding.

       Section 8.02. Right of Setoff. To exercise its right of setoff as
       ------------- ---------------
permitted under Section 2.06.

       Section 8.03. Application of Proceeds. Any and all proceeds resulting
       ------------- -----------------------
from the exercise of any and all of the foregoing remedies shall be applied (i) first to the cost and expenses, including reasonable attorneys fees incurred by the Bank in connection with the exercise of its remedies; (ii) second, to the expenses of curing the default that has occurred, in the event that the Bank elects, in its sole discretion (and without obligation to do so) to cure the default that has occurred; (iii) third, to the satisfaction of the obligations of the Company to the Bank, including without limitations, the payment of the principal of, and interest on the indebtedness evidenced by the Notes, in any order selected by Bank; and (iv) fourth, the remainder, if any, to the Company or any other person lawfully entitled thereto.

                                 ARTICLE NINE
                                 ------------
                                 MISCELLANEOUS
                                 -------------

       Section 9.01. No Waiver, Cumulative Remedies. No failure or delay on the
       ------------- ------------------------------
part of the Bank in exercising any right, power or remedy hereunder, or under the Note or the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies herein and therein provided are cumulative and not exclusive of any remedies provided by law or in equity.

       Section 9.02. Amendments, Etc. No amendment, modification, termination or
       ------------- ----------------
waiver of any provision of this Agreement, the Note or the other Loan Documents, nor consent to any departure by the company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       Section 9.03. Addresses for Notices, Etc. All notices, requests, demands
       ------------- ---------------------------
and other communications provided for hereunder shall be in writing (including telex or telegraphic communications) and shall be deemed to have been given (i) in the case of delivery, when addressed to the other party and delivered to the address set forth below, (ii) in the case of mailing, three days after said notice has been deposited, postage prepaid, in the United States Mails by certified or registered mail, return receipt requested, and (iii) in all other cases when received by the party. The address to which matters may be sent or delivered to each party are as follows:

If to the Company:  Computer Science Innovations, Inc
                    1280 Clearmont Street, N.E.
                    Palm Bay, FL 32905
                    Attn: John Blohm

If the Bank:        Sun Bank, National Association
                    Post Office Box 1630
                    Melbourne, Florida 32901
                    Attn: Commercial Loan Department Manager

With a Copy to:     Bruce Mitchell, Esq.
                    Reinman, Harrell, Graham, et al.
                    1825 S. Riverside Drive
                    Melbourne, FL 32901

     Each party may change the address to which matters are to be sent or delivered as set forth above by giving written notice of such change in the manner set forth above.

       Section 9.04. Applicable Law. This Agreement, and each of the Loan
       ------------- --------------
Documents and transactions contemplated herein (unless specifically stipulated to the contrary in such document) shall be governed by and interpreted in accordance with the laws of the State of Florida.

       Section 9.05. Survival of Representations and Warranties. All
       ------------- ------------------------------------------
representations, warranties, covenants and agreements contained herein or made in writing by the Company in connection herewith shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents and be true and correct during the term of the Loan.

       Section 9.06. Time of the Essence. Time is of the essence of this
       ------------- -------------------
Agreement, the Note and the other Loan Documents.

       Section 9.07. Headings. The headings in this Agreement are intended to be
       ------------- --------
for convenience of reference only, and shall not define or limit the scope, extent or intent or otherwise affect the meaning of any portion hereof.

       Section 9.08. Severability. In case any one or more of the provisions
       ------------- ------------
contained in this Agreement, the Note or the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not affect any other provision of this Agreement, the Note or the other Loan Documents, but this Agreement, the Note and the other Loan Documents shall be construed as if such invalid or illegal or unenforceable provision had never been contained therein.

       Section 9.09. Counterparts. This Agreement may be executed in any number
       ------------- ------------
of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

       Section 9.10. Conflict. In the event any conflict arises between the
       ------------- --------
terms of this Agreement and the terms of any other Loan Document including the Note, the Bank shall have the option of selecting which conditions shall govern the loan relationship evidenced by this Agreement and, if the Bank does not so indicate, the terms of this Agreement shall govern in all instances of such conflict.

       Section 9.11. Term. The term of this Agreement shall be for such period
       ------------- ----
of time until the Loan and Note have been repaid in full, the Company has no further right to request any Advance on the Loan and all Obligations have been paid to the Bank in full.

       Section 9.12. No Third Party Beneficiary. This Agreement is solely
       ------------- --------------------------
between the parties hereto and no person not a party to this Agreement shall have any rights or privileges hereunder either as a third party beneficiary or otherwise.

       Section 9.13. No Partnership or Joint Venture. Nothing herein or the acts
       ------------- -------------------------------
of the parties hereto shall be construed to create a partnership or joint venture between the Company and the Bank, nor to create any obligation on the part of the Bank as to the Company.

       Section 9.14. Successors and Assigns Included in Partner. Whenever in
       ------------- ------------------------------------------
this Agreement one of the parties hereto is named or referred to, the legal representative, successors, successors in title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by and on behalf of the company or by and on behalf of the Bank shall bind and inure to the benefit of their respective legal representatives, successors, successors in title, and assigns, whether so expressed or not.

       Section 9.15. Assignment. The Notes, this Agreement and the other Loan
       ------------- ----------
Documents may be endorsed, assigned and/or transferred in whole or in part by the Bank and any such holder and assignee of same shall succeed to and be possessed of the rights of the Bank under all of the same to the extent transferred and assigned. Bank may grant participation in all or a portion of its interest in the loan. Company shall not assign any of their rights nor delegate any of their duties hereunder or under any of the other Loan Documents without the prior express written consent of the Bank.

       Section 9.16. Costs and Attorney Fees. If an Event of Default occurs
       ------------- -----------------------
under Agreement or a default occurs under other Loan Document, then, in that event, the Company agrees to promptly pay to the Bank, upon demand therefore, all costs, expenses and attorneys fees incurred or paid by the Bank in enforcing its rights under this Agreement or any Loan Document. As used herein, costs, expenses and attorneys fees include costs, expenses and attorney's fees incurred or paid by the Bank in regard to any appellate proceedings.

       Section 9.17. Entire Assignment. Except as otherwise expressly provided
       ------------- -----------------
herein, this Agreement and the other Loan Documents embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed, sealed and delivered, as applicable, by their duly authorized officers on the day and year first above written.

Signed, sealed and delivered in the             SUN BANK, NATIONAL ASSOCIATION
presence of:

____________________________________            By: ____________________________

____________________________________            Attest:_________________________
(As to Bank)
                                                COMPUTER SCIENCE INNOVATIONS,
                                                INC., a Florida Corporation

                                                By: /s/ John Blohm
                                                   -----------------------------
____________________________________                John A. Blohm, President

____________________________________
(As to Company)                                 By: /s/ James Schaffer
                                                    ----------------------------
                                                    James C. Schaffer
                                                    Executive Vice President

Sun Bank [logo]

                                PROMISSORY NOTE

$1,000,000.00                                                   January 1991
---------------                                                 ---------------

     The undersigned (whether one or more hereinafter called "Maker"), jointly and severally, promise(s) to pay to the order of Sun Bank, National Association
                                                 ------------------------------
(herein called "Bank") at its offices located at Melbourne Florida, ONE MILLION
                                                                    -----------
and 00/100 DOLLARS ($1,000,000.00), together with interest from the date hereof
----------
at the rate hereinafter provided, and applicable fees in the following manner:

REPAYMENT SCHEDULE:

[_] Single Payment           Principal Due in Full On:_______________________________________________________
                             Interest Payable:_______________________________________________________________

[_] Instalment Payment       (Including interest):  In ___________              _____________________________
                                                          (No.)                           (Period)

                             Installments of $___________ commencing on ___________, 19__, and on the same day of each successive ___________ thereafter, together with FINAL PAYMENT of
                             $___________, due and payable on ______________, 19__.

[_] Instalment Payment       (plus interest):  ___________      ________________________________
                                                  (No.)                     (Period)

                             Principal Installments of $___________, plus interest, commencing on ___________,
                             19__, and on the same day of each successive ___________ thereafter, together with
                             FINAL PAYMENT of $___________, plus accrued interest due and payable on
                             ______________, 19__.

[_] Multiple Payment:        Principal and interest are payable as follows:__________________________________
                             ________________________________________________________________________________
                             ________________________________________________________________________________
[_] ON DEMAND                Principal payable ON DEMAND with interest payable monthly commencing on February 1,
                                                                               -------               ----------
                             1991 and each month thereafter.
                             ----          -----

THE INTEREST RATE IS AS FOLLOWS: [_] If checked here, the interest rate provided herein shall be computed on the basis of a 360 day year and shall be calculated for the actual number of days elapsed.

VARIABLE INTEREST RATE:
     [_]  Not Applicable
     [X] Applicable, provided however that the interest rate charged hereunder shall never exceed the maximum rate allowed, from time to time, by law.

If applicable, the interest rate stated herein shall, from time to time, automatically increase or decrease so that at all times it shall be equivalent to (check appropriate box and complete):

[X] .75% over the annual interest rate announced by Sun Banks, Inc., from time to time, as the prime rate (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of any subsidiary bank of Sun Banks, Inc.). Any such change in prime rate will increase or decrease your periodic interest payments. Any change in prime rate shall be effective at the beginning of the business day on which such change is announced; or,

[_]  _____% over the ___________________________________________________________
________________________________________________________________________________

FIXED RATE           [_]  Applicable at _____% per annum, simple interest.    [_]  Not Applicable.

LATE CHARGE FEE      [_]  If checked here, if a payment is late, you will be charged 5% of the payment.

SERVICE FEE          A service fee of the lesser of $50.00 or 2 percent of the principal amount of this loan, which will not be refunded in the event of prepayment.

     In the event any Instalment of principal or interest or any part thereof is not paid when it becomes due, or in the event of any default thereunder, the principal sum remaining unpaid hereunder, together with all accrued and past due interest thereon, shall immediately and without notice become due and payable at the election of the holder at any time thereafter.

     Notwithstanding any rate of interest provided herein, the interest rate on any payment or payments of principal or interest, or any part thereof, which is not made when due shall, thereafter, be at the maximum rate allowed, from time to time, by law. Minimum interest of $10.00 on any single payment loan or $15.00 on any installment loan will be charged on loans not exceeding $50,000.

This note is [_] SECURED [_] UNSECURED (Notwithstanding the fact that this note is marked 'unsecured',

Maker understands and agrees that any other security interest the Bank now holds or may hereafter acquire from the Maker may secure this note).

     As security for the payment of this note Maker has pledged or deposited with Bank and hereby grants to Bank a security interest in the following property: all accounts, contract rights, inventory and equipment of Borrower
           ------------------------------------------------------------------
(including all cash, stock and other dividends and all rights to subscribe for securities incident to, declared, or granted in connection with such property and including any returned or unearned premiums from any insurance financed hereunder), which property, together with all additions and substitutions hereafter pledged or deposited with Bank is called the Collateral. The Collateral is also pledged as security for all other liabilities (primary, secondary, direct, contingent, sole, joint, or several), due or to become due or which may be hereafter contracted or acquired, of each Maker (including each Maker and any other person) to Bank. The surrender of this note, upon payment or otherwise, shall not affect the right of Bank to retain the Collateral for such other liabilities.

     Maker understands and agrees that the additional agreements and provisions on the reverse side hereof, hereby incorporated by reference, constitute agreements of the Maker and a part of this note. Maker acknowledges receipt of a completed copy of this note.

--------------------------------------------------------------------------------
     NOTICE TO COSIGNER: You are being asked to guarantee this debt. Think carefully before you do. If the Borrower doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.

     You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.

     The Bank can collect this debt from you without first trying to collect from the borrower, The Bank can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.

     This notice is not the contract that makes you liable for the debt.
--------------------------------------------------------------------------------

                                    COMPUTER SCIENCE INNOVATIONS, INC., a
                                    Florida Corporation
Address: 1280 Clearmont St., N.E.   By: /s/ John Blohm                            (Seal)    8 January 1991
                                        ---------------------------------------             --------------
         Palm Bay, FL 32905            John A. Blohm, President                             Date

                                    By: /s/ James C. Schaffer                     (Seal)
                                        ---------------------------------------
                                        James C. Schaffer Exec. Vice-President              8 January 1991
                                                                                            --------------
                                                                                            Date

================================================================================

Sun Bank [logo]

                                PROMISSORY NOTE

$1,000,000.00                                                January 8, 1991
-------------                                                ---------------

     The undersigned (whether one or more hereinafter called "Maker"), jointly and severally, promise(s) to pay to the order of Sun Bank, National Association
                                                 ------------------------------
(herein called "Bank") at its offices located at Melbourne Florida, ONE MILLION
                                                                    -----------
and 00/100 DOLLARS ($1,000,000.00), together with interest from the date hereof
----------
at the rate hereinafter provided, and applicable fees in the following manner:

REPAYMENT SCHEDULE:

[_]  Single Payment          Principal Due in Full On:_______________________________________________________
                             Interest Payable:_______________________________________________________________

[_]  Instalment Payment      (Including interest):  In ___________      ____________________________________
                                                           (No.)                     (Period)

                             Installments of $___________ commencing on ___________, 19__, and on the same day of each successive ___________ thereafter, together with FINAL PAYMENT of
                             $___________, due and payable on ______________, 19__.

[_] Instalment Payment       (plus interest):  ___________      ________________________________
                                                  (No.)                     (Period)

                             Principal installments of $___________, plus interest, commencing on ___________,
                             19__, and on the same day of each successive ___________ thereafter, together with a FINAL PAYMENT of $___________, plus accrued interest due and payable on
                             ______________, 19__.

[_] Multiple Payment         Principal and interest are payable as follows:__________________________________
                             ________________________________________________________________________________
                             ________________________________________________________________________________

[_] ON DEMAND                Principal payable ON DEMAND with interest payable monthly commencing on February 1,
                                                                               -------               ----------
                             1991 and each month thereafter.
                             ----          -----

THE INTEREST RATE IS AS FOLLOWS: [_] If checked here, the interest rate provided herein shall be computed on the basis of a 360 day year and shall be calculated for the actual number of days elapsed.

VARIABLE INTEREST RATE:
     [_]  Not Applicable
     [X] Applicable, provided however that the interest rate charged hereunder shall never exceed the maximum rate allowed, from time to time, by law.

If applicable, the interest rate stated herein shall, from time to time, automatically increase or decrease so that at all times it shall be equivalent to (check appropriate box and complete):

[X] .75% over the annual interest rate announced by Sun Banks, Inc., from time to time, as the prime rate (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best or lowest rate charged borrowing customers of any subsidiary ban of Sun Banks, Inc.). Any such change in prime rate will increase or decrease your periodic interest. payments. Any change in prime rate shall be effective at the beginning of the business day on which such change is announced; or,

[_]  _____% over the ___________________________________________________________
________________________________________________________________________________

FIXED RATE          [_] Applicable at _____% per annum, simple interest.    [_]  Not Applicable.

LATE CHARGE FEE     [_] If checked here, if a payment is late, you will be charged 5% of the payment.

SERVICE FEE         A service fee of the lesser of $50.00 or 2 percent of the principal amount of this loan, which will not be refunded in the event of prepayment.

     In the event any installment of principal or interest or any part thereof is not paid when it becomes due, or in the event of any default thereunder, the principal sum remaining unpaid hereunder, together with all accrued and past due interest thereon, shall immediately and without notice become due and payable at the election of the holder at any time thereafter.

     Notwithstanding any rate of interest provided herein, the interest rate on any payment or payments of principal or interest, or any part thereof, which is not made when due shall, thereafter, be at the maximum rate allowed, from time to time, by law. Minimum interest of $10.00 on any single payment loan or $15.00 on any instalment loan will be charged on loans not exceeding $50,000.

This note is    [_]  SECURED  [_] UNSECURED  (Notwithstanding the fact that this note is marked 'unsecured', Maker understands and agrees that any other security interest the Bank now holds or may hereafter acquire from the Maker may secure this note).

     As security for the payment of this note Maker has pledged or deposited with Bank and hereby grants to Bank a security interest in the following property: all accounts, inventory and equipment of Borrower
           -------------------------------------------------
(including all cash, stock and other dividends and all rights to subscribe for securities incident to, declared, or granted in connection with such property and including any returned or unearned premiums from any insurance financed hereunder), which property, together with all additions and substitutions hereafter pledged or deposited with Bank is called the Collateral. The Collateral is also pledged as security for all other liabilities (primary, secondary, direct, contingent, sole, joint, or several), due or to become due or which may be hereafter contracted or acquired, of each Maker (including each Maker and any other person) to Bank. The surrender of this note, upon payment or otherwise, shall not affect the right of Bank to retain the Collateral for such other liabilities.

     Maker understands and agrees that the additional agreements and provisions on the reverse side hereof, hereby incorporated by reference, constitute agreements of the Maker and a part of this note. Maker acknowledges receipt of a completed copy of this note.

--------------------------------------------------------------------------------
     Notice to Cosigner: You are being asked to guarantee this debt. Think carefully before you do. If the Borrower doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept responsibility.

     You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.

     The Bank can collect this debt from you without first trying to collect from the borrower, The Bank can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.

     This notice is not the contract that makes you liable for the debt.
--------------------------------------------------------------------------------

                                    COMPUTER SCIENCE INNOVATIONS, INC., a
                                    Florida Corporation.By:
Address: 1280 Clearmont St., N.E.   By:  /s/ John Blohm                          (Seal)   8 January 1991
                                         ---------------------------------------          --------------
         Palm Bay, FL 32905              John A. Blohm, President                         Date


                                    By:  /s/ James C. Schaffer                   (Seal)   8 January 1991
                                         ---------------------------------------          --------------
                                         James C. Schaffer, Exec. Vice-President          Date

================================================================================

     If the variable interest rate is not applicable and if this note is payable on demand, Bank reserves, and is hereby granted the right, to adjust the interest rate from time to time by furnishing Maker with written notice of such adjusted rate, provided, however, that no such adjusted rate shall exceed the maximum rate allowed, from time to time, by law.

     Additions to, reductions or exchanges of, or substitutions for the Collateral, payments on account of this note or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time, be made without affecting the provisions of this note.

     If Bank deems itself insecure, or upon the happening of any of the following events, each of which shall constitute a default hereunder, all liabilities of each Maker to Bank shall thereupon or thereafter, at the option of the Bank, without notice or demand, become due and payable: (a) failure of any Obligor (which term shall mean and include each Maker, endorser, surety and guarantor of this note) to perform any agreement hereunder, to pay interest hereon when due or requested or demanded or to pay any other liability whatsoever to Bank when due; (b) the death of any Obligor; (c) the filing of any petition under the Bankruptcy Code or any similar federal or state statute, by or against any Obligor; (d) an application for the appointment of a receiver or the making of a general assignment for the benefit of creditors by, or the insolvency of any Obligor; (e) the entry of a judgment against any Obligor; (f) the issuing of any writ of attachment or writ of garnishment, or the filing of any lien, against the property of any Obligor; (g) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (h) the dissolution, merger, consolidation, or reorganization of any Obligor; (i) the assignment by any Maker of any equity in any of the Collateral without the written consent of Bank.

     Bank is hereby given a lien upon and a security interest in all property of each Maker now or at any time hereafter in the possession of Bank in any capacity whatsoever, including but not limited to any balance or share of any deposit, trust, or agent account as security for the payment of this note, and a similar lien upon and security interest in all such property of each Maker as security for the payment of all other liabilities of each Maker to Bank (including liabilities of each Maker and any other person); and Bank shall have the same rights as to such property as it has with respect to the Collateral.

     If Bank deems itself insecure or upon the occurrence of any default hereunder Bank shall have the remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, Bank shall have the right, immediately and without further action by it, to set off against this note all money owed by Bank in any capacity to each or any Obligor, whether or not due, and also to set off against all other liabilities of each Maker to Bank all money owed by Bank in any capacity to each or any Maker; and Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default even though such a charge is made or entered on the books of Bank subsequent thereto. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give Maker reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to any Maker at the address given below or at any other address shown on the records of the Bank, at least five days before the time of the sale or disposition. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker shall be and remain liable for any deficiency; and Bank shall account to Maker for any surplus, but Bank shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) any and all other liability of each or any Maker to bank. The Obligors, jointly and severally, promise and agree to pay all costs and expenses of collection and reasonable attorneys' fee, including costs, expenses and reasonable attorneys' fees on appeal, if collected by legal proceedings or through an attorney at law. Maker hereby waives any right to a trial by jury in any civil action arising out of, or based upon, this note or the Collateral.

     Bank shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by applicable statute and shall be deemed to have exercised reasonable care if it takes such action for that purpose as Maker shall reasonably request in writing, but no omission to do any act not requested by Maker shall be deemed a failure to exercise reasonable care, and no omission to comply with any request of Maker shall of itself be deemed a failure to exercise reasonable care. Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties and Maker shall take all necessary steps for such purposes. Bank or its nominee need not collect interest on or principal of any Collateral or give any notice with respect to it.

     If the Collateral shall at any time become unsatisfactory to Bank, Maker shall within one day after demand pledge and deposit with Bank as part of the Collateral additional property which is satisfactory to Bank.

     Bank shall have the right, which may be exercised at any time whether or not this note is due, to notify the Obligors on any collateral to make payment to Bank on any amounts due or to become due thereon. In the event of any default hereunder, Bank shall thereafter have, but shall not be limited to, the following rights: (i) to pledge or transfer this note and the Collateral and Bank shall thereupon be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and any pledgee or transferee shall for all purposes stand in the place of Bank hereunder and have all the rights of Bank hereunder;
(ii) to transfer the whole or any part of the Collateral into the name of itself or its nominee; (iii) to vote the Collateral; (iv) to demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; and (v) to take control of any proceeds of Collateral.

     No delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note. Presentment, demand, protest, notice of dishonor, and extension of time without notice are hereby waived by each and every Obligor. Any notice to Maker shall be sufficiently served for all purposes if placed in the mail, postage prepaid, addressed to or left upon the premises at, the address shown below or any other address shown on the Bank's records.
--------------------------------------------------------------------------------

                                   GUARANTY

     In addition to the liability as endorsers, which the undersigned hereby assume, for value received and intending to be legally bound, the undersigned (and if more than one, each of them jointly and severally) (a) hereby become surety to the payee of the within note, its successors, endorsees and assigns, for the payment of the within note, and hereby unconditionally guarantee the payment of the within note and all extensions or renewals thereof and all sums payable under or by virtue thereof including, without limitation, all amounts of principal and interest and all expenses (including attorney's fees) incurred in the collection thereof, the enforcement of rights thereunder or with respect to any security therefor and the enforcement thereof, and waive presentment, demand, notice of dishonor, protest and all other notices whatsoever; and (b) consent and agree (i) that all or any of the Collateral may be exchanged, released, surrendered or sold from time to time, (ii) that the payment of the note, or any of the liabilities of the Maker thereof, may be extended or said note renewed any number of times and for any period (whether or not longer than the original period of said note), (iii) that the holder of said note may grant any releases, compromises or indulgences with respect to said note or any extensions or renewals thereof or any security therefor or to any party liable thereunder or hereunder (including but not limited to failure or refusal to exercise one or more of the rights or remedies provided by said note), and (iv) that any of the provisions of said note may be modified; all without notice to or consent of and without affecting the liability of the undersigned as endorsers and sureties, and further consent and agree that any of the undersigned may be sued by the holder hereof with or without joining any of the other endorsers or makers of said note and without first or contemporaneously suing any such other persons, or otherwise seeking or proceeding to collect from them or any of them, and without first or contemporaneously undertaking to enforce any rights with respect to any security.

--------------------------------------------------------------------------------
     The undersigned acknowledges having received and read the NOTICE TO CO-SIGNER appearing on the reverse side hereof.
--------------------------------------------------------------------------------

____________________________(DATE)        ____________________________(SEAL)

____________________________(DATE)        ____________________________(SEAL)

____________________________(DATE)        ____________________________(SEAL)

FLORIDA DOCUMENTARY STAMP TAX REQUIRED BY LAW IN THE AMOUNT OF $____________ HAS BEEN PAID OR WILL BE PAID DIRECTLY TO THE DEPARTMENT OF REVENUE. CERTIFICATE OF REGISTRATION # _____.

Sun Bank [logo]
                         CORPORATE BORROWING RESOLUTION

                         SUN BANK, NATIONAL ASSOCIATION
                         ------------------------------
                                 (Name of Bank)

     I, the undersigned, hereby certify to said Bank that I am the duly elected Secretary of COMPUTER SCIENCE INNOVATIONS, INC., A Florida Corporation Located at Palm Bay City; Florida State, a corporation duly organized and existing under
   -------------  -------
the laws of the State of Florida; that the following is a true and correct copy
                         -------
of resolutions adopted by the board of directors of said corporation at a meeting duly held on the 6th day of August, 1990; that said meeting was called
                         ---        ------    --
and held pursuant to law at which a quorum was present; and that said resolutions are in full force and effect and have not been rescinded or modified.

     RESOLVED, that the following officers (insert titles only) President and
                                                                -------------
Executive Vice-President of this corporation, or any (insert number required to
------------------------
sign) 2 of them are hereby authorized; from time to time; to borrow money on
      -
behalf of this corporation from said Bank in such amounts, for such lengths of time and at such rates of interest and upon such terms and conditions as said officer or officers may deem expedient, provided that the aggregate amount of such borrowing, pursuant to this resolution, shall not at any one time exceed the sum of ONE MILLION and 00/100 Dollars ($1,000,000.00), in addition to such
           ----------------------           ------------
amounts as may be otherwise authorized; to execute and deliver to said Bank, in the name of and on behalf of this corporation, negotiable or non-negotiable notes or demands, letters of credit and other like obligations of this corporation, indemnity agreements, guaranty agreements and other agreements, assignments, endorsements, hypothecations and warehouse and other type receipts, and any and all other instruments or documents considered by said Bank to be necessary or proper in connection with any transaction, or transactions, between or through said Bank and this corporation; to sell, re-register, pledge, hypothecate, assign, transfer or set over, as security or otherwise for any notes or obligations of this corporation, any and all properties, securities or other assets now or hereafter belonging to this corporation, and to discount to said Bank any and all such notes and other obligations issued to or owned by this corporation, and to endorse same for such purpose, and that the said Bank shall not be responsible for or required to see to the application of any of the funds of this corporation deposited with or checked out, or borrowed from it, or secured by the discount of notes and obligations to it as hereinbefore provided, and all such transactions shall be conclusively presumed to be legally binding upon this corporation; and

     FURTHER RESOLVED, that the foregoing officers are hereby authorized, from time to time, to enter in and sign on behalf of this corporation, an agreement or agreements, as they may be amended or supplemented from time to time, and such further documents as may be contemplated thereby, for the lease of equipment from Lender, for such equipment, for such length of time, for such rental and upon such terms and conditions as said officer or officers may deem expedient from time to time, provided that the aggregate amount of rent payable under all such leases of equipment shall not exceed $ N/A ; and
                                                      ---

     FURTHER RESOLVED, that the Secretary (or any other officer of this corporation) shall certify to said Bank the names of the presently duly elected and qualified officers of this corporation and shall from time to time hereafter as changes in the personnel of said officers are made, immediately certify such changes to the Bank, and said Bank shall be fully protected in relying on such certifications and shall be indemnified and saved harmless from any claims, demands, expenses, loss, or damage resulting from, or growing out of, honoring the signature of any officer so certified, or refusing to honor any signature not so certified; and

     FURTHER RESOLVED, that the foregoing resolutions shall remain in full force and effect until express written notice of their prospective amendment of rescission shall have been furnished to and received by said Bank, and that receipt of such notice shall not affect any action taken by the Bank prior thereto; and

     FURTHER RESOLVED, that the Secretary be, and he hereby is authorized and directed to certify to said Bank the foregoing resolutions and to certify that the provisions thereof are in conformity with the Charter and By-laws of this corporation and that said resolutions are in full force and effect and have not been rescinded or modified.

     I further certify that there is no provision in the Charter or By-laws of said corporation limiting the power of the Board of Directors to pass the foregoing resolutions; that the same are in conformity with the provisions of said Charter and By-laws; and that I am the custodian of the minutes of said Board of Directors.

     I further certify that the following are the names and official signatures of the duly elected, qualified and acting officers of said corporation: and that the corporate seal impressed hereon is the true corporate seal of said corporation.

NAME                                       OFFICIAL SIGNATURE

President  John A. Blohm                   /s/ John Blohm
          ----------------------------     ------------------------------
Exec. Vice President James C. Schaffer     /s/ James C. Schaffer
                     -----------------     ------------------------------

Vice-President                             ______________________________

Secretary ____________________________     ______________________________

Assistant Secretary __________________     ______________________________

Treasurer ____________________________     ______________________________

Assistant Treasurer __________________     ______________________________

     IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of said corporation, pursuant to due and lawful corporate authority this the 8th day of January, 1991.
                   ---        -------    --

(Corporate Seal)                           /s/ James C. Schaffer
                                           ------------------------------
                                           Secretary  James C. Schaffer

___________________________
      Contract No.

                              SECURITY AGREEMENT
                           (INVENTORY AND ACCOUNTS)

THIS ASSIGNMENT AND AGREEMENT made                January
                                                  ---------------------------,
1991, by and between      SUN BANK, NATIONAL ASSOCIATION
  --                      ---------------------------------------------------
                                        (Name of Secured Party)
herein called "Bank", and

   COMPUTER SCIENCE INNOVATIONS, INC., a Florida Corporation
   -----------------------------------------------------------------------------
                                                        (Name(s) of Borrower(s))

of   1280 Clearmont Street, N.E., Palm Bay      Brevard County,       Florida
     ---------------------------------------------------------------------------
            (Name and Street)      (City)          (County)           (State)

herein called "Borrower",

     In consideration of loans or advances made or to be made by Bank to Borrower, and for other value received by Borrower, the parties hereto, intending to be legally bound, agree as follows:

     1. As used herein: (a) "Account" means an immediate right to payment for goods sold and for goods leased and for services rendered, or any of them, and includes a right to payment under a contract whether or not it has been earned by performance. "Qualified Account" means an Account which has been due less than ninety (90) days; (b) "Inventory" means goods held for sale or lease or
     -----------
being processed for sale or lease in Borrower's business, as now or hereafter conducted, including all materials, goods and work in process, finished goods, and other tangible property now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Borrower's business; (c) "Goods" means all articles of tangible personal property, sold, supplied, or otherwise disposed of, represented by an Account; (d) "Purchaser" includes the buyer of goods from Borrower, the customer for which services have been rendered or materials furnished by Borrower, or the party with whom Borrower has contracted; (e) "Borrower" includes all corporations and all individuals executing this agreement as parties hereto and all members of a partnership when Borrower is a partnership, each of whom shall be jointly and severally liable individually and as partners hereunder; (f) "security interest" means an interest in property which secures payment or performance of an obligation; (g) "liability" or "liabilities" includes all liabilities (primary, secondary, direct, contingent, sole, joint or several) due or to become due or that may be hereafter contracted or acquired, of Borrower (including any Borrower and any other person) to Bank.

     2. Bank will from time to time hereafter lend Borrower, on the security of Accounts and Inventory, or any of them, acceptable to Bank, such amounts as Bank may determine from time to time, at such rates of interest and payable and on such terms as Bank may from time to time specify or require, and Bank may require that such loans, or any of them, be evidenced by one or more promissory notes of the Borrower in form satisfactory to Bank. For the convenience of the Borrower, the Bank may make loans and advances to the Borrower under any promissory note the principal face amount of which is in excess of the actual unpaid principal balance at such time.

     3. As security for the payment of all loans and advances now or in the future made hereunder and for all Borrower's liabilities, including any extensions, renewals, or changes in form of any thereof, Borrower hereby assigns to Bank and grants to Bank a security interest in: (a) all Accounts and Inventory owned by Borrower at the date of this agreement; (b) all Accounts and Inventory at any time hereafter acquired by Borrower; and (c) all proceeds of all such Accounts and Inventory.

     4. So long as any liability to Bank is outstanding, Borrower will not without the prior written consent of Bank borrow from anyone except Bank on the security of, or pledge or grant any security interest in, any Account or any of Borrower's Inventory to anyone except Bank, or permit any lien or encumbrance to attach to any of the foregoing, or any levy to be made thereon, or any financing statement (except Bank's financing statement) to be on file with respect thereto.

     5. Borrower represents and warrants that the location where it keeps the bulk of its Inventory is at the address specified in the preamble to this agreement, unless a different address has been specified in the following space:

     Same
     ---------------------------------------------------------------------------
             (No. and Street)        (City)         (County)         (State)
and that the office where it keeps its records concerning all of its Accounts is at the address specified in the preamble to this agreement, unless a different address has been specified in the following space:

     Same
     ---------------------------------------------------------------------------
                (No. and Street)      (City)      (County)          (State)

Borrower will immediately notify Bank in writing of any change in the location of the place of business where the bulk of its Inventory is located or any change in the location of the place of business where the records concerning its Accounts are kept.

     6.   Borrower will (a) maintain Accounts and Inventory in such quantities
that at all times  70   % of the face amount of its Qualified Accounts, less
                   ----
allowable discount, plus  0  % of the cost or wholesale market value, whichever
                         ---
is lower, of its Inventory, plus 100% of the balance in the Cash Collateral Account hereinafter referred to, or such other percentages thereof as may from time to time be fixed by Bank upon notice to Borrower, shall be at least equal to Borrower's liabilities to Bank; and Borrower will pay to Bank, in reduction of its liabilities, such sums as may be necessary from time to time to maintain such ratio; (b) collect its Accounts and sell its Inventory only in the ordinary course of business; (c) furnish Bank at the time of each borrowing, and at such other intervals as Bank may prescribe, with a Borrower's Certificate (in such form as Bank may from time to time specify or require) showing the aggregate face amount of its Qualified Accounts and the aggregate cost and wholesale market value of its Inventory; (d) keep accurate and complete records of its Accounts and Inventory; (e) pay and discharge when due all taxes, levies and other charges on its Inventory; (f) keep its Inventory insured in amounts not less than the full insurable value thereof, for the benefit of Bank (to whom loss shall be payable by New York Standard or Union Standard endorsements), in such companies and against such risks as may be satisfactory to or required by Bank; pay the cost of all such insurance; and deliver certificates evidencing such insurance to Bank; and Borrower assigns to Bank all right to receive proceeds of such insurance.

     7. Unless Bank notifies Borrower in writing that it dispenses with any one or more of the following requirements, Borrower will (a) give Bank assignments, in form acceptable to Bank, of specific Accounts or groups of Accounts, and of moneys due and to become due under specific contracts; (b) furnish to Bank a copy of the invoice applicable to each Account assigned to Bank or arising out of a contract, bearing a statement that such Account has been assigned to Bank and such additional statements as Bank may require; (c) furnish Bank at the time of each borrowing, and at such other intervals as Bank may prescribe or require, with a schedule (in such form as Bank may from time to time specify or require) of Borrower's Inventory and Qualified Accounts which describe the same, or such thereof as Bank may require, together with such other information relating thereto as the Bank may specify or require; (d) make no change in any assigned Accounts or in any Account arising out of a contract assigned to Bank, and make no material change in the terms of any such contract;
(e) furnish to Bank all information received by Borrower affecting the financial standing of any Purchaser whose Account has been assigned to Bank; (f) receive as the sole property of Bank and hold as trustees for Bank all moneys, checks, notes, drafts, and other property (herein called "items of payment") representing the proceeds of any Account or Inventory in which Bank has a security interest, which comes into the possession of Borrower; and deposit all such items of payment immediately in the exact form received in a special account of Borrower in Bank entitled "Cash Collateral Account" in which account Bank shall have a security interest to secure all Borrower's liabilities and with respect to which account Bank alone shall have power of withdrawal; (g) pay Bank the amount loaned against any Account assigned to Bank where the goods are returned by the Purchaser, or where the contract is canceled or terminated; (h) immediately notify Bank if any of its contracts arise out of contracts with the United States or any department, agency, or instrumentality thereof, and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contract shall be assigned to Bank and notice thereof given to the Government under the Federal Assignment of Claims Act; (i) deliver to Bank with appropriate endorsement or assignment, as Bank may require, any instrument or chattel paper representing an Account. Any permission granted to Borrower by Bank to omit any of the requirements of this paragraph 7 may be revoked by Bank at any time.

     8. Borrower will promptly, if requested by Bank, (a) mark its records evidencing its Accounts in a manner satisfactory to Bank so as to show the same have been assigned to Bank; (b) pay Bank the unpaid portion of any assigned Account if Bank shall at any time reject the Account as unsatisfactory, which right Bank shall have and may exercise at any time and for any reason whatsoever, and until such payment is made by Borrower, Bank may retain any such Account as security and may charge any deposit account of Borrower with any such amounts; (c) join with Bank in executing a financing statement, notice affidavit, or similar instrument in form satisfactory to Bank, and such other instruments as Bank may from time to time request; and pay the cost of filing the same in any public office deemed advisable by Bank; and (d) give Bank such financial statements, reports, certificates, lists of Purchasers (showing names, addresses, and amounts owing), and other data concerning its Accounts, contracts, collections, inventory and other matters as Bank may from time to time specify; and permit Bank or its nominee to examine all of Borrower's records relating thereto at any time, and to make extracts therefrom, and to inspect and check Borrower's Inventory.

     9. Borrower warrants (a) in connection with each Account covered by the agreement: (i) it constitutes a Qualified Account as defined herein is not evidenced by a judgment, an instrument or chattel paper (except such judgment as has been assigned to Bank, and except such instrument or chattel paper as has been endorsed and delivered to Bank), and represents a bona fide transaction and Borrower has possession of (and will promptly deliver to Bank upon Bank's request) or has delivered to Bank shipping or delivery receipts evidencing shipment or delivery of the goods and, if representing services, the services have been fully performed; (ii) the amount shown on Borrower's books and on any invoice or statement delivered to Bank is owing to Borrower; (iii) the title of Borrower to the Account and, except as against the Purchaser, to any goods is absolute; (iv) the Account has not been transferred to any other person, and no person, except Borrower, has any claim thereto, or, with the sole exception of Purchaser, to the goods; (v) no partial payment has been made by anyone; and
(vi) no set-off or counterclaim to such Account exists and no agreement has been made with any person under which any deduction or discount may be claimed, except regular discounts allowed by Borrower for prompt payments; (vii) it arises under an existing binding written contract between Borrower and Purchaser; and (b) in connection with its Inventory: that Borrower is and will be the absolute owner thereof, free and clear of all encumbrances and security interests other than the Bank's security interest.

     10. Borrower shall pay Bank such interest as may be specified in any note evidencing a loan or advance made hereunder and such service charges as may be agreed upon and shall pay to Bank all costs and expenses, including attorneys' fees, incurred by it in the preservation or collection of collateral. Changes in interest rate and service charges may be made by Bank from time to time, notwithstanding the interest rate specified in any note evidencing a loan or advance hereunder, upon notice to Borrower and shall become effective on the date therein specified.

     11. Bank shall have the right at any time and from time to time, without notice, to (a) apply any part or all the moneys in the Cash Collateral Account representing collected items against any liability of borrower to Bank, and Bank shall upon demand by Borrower make such application against such liability or liabilities as Bank may itself select; (b) release to Borrower such part of the moneys in the Cash Collateral Account as Bank may elect; (c) charge to Borrower's deposit account any item of payment credited to the Cash Collateral Account which is dishonored by the drawee or maker thereof; (d) endorse all items of payment which may come into its hands payable to Borrower; (e) notify Purchasers that Accounts have been assigned to Bank, forward invoices to Purchasers, directing them to make payments to Bank, collect all Accounts in its or Borrower's name, and take control of any cash or non-cash proceeds of Accounts and of any Inventory; (f) compromise, extend, or renew any Account or deal with the same as it may deem advisable; (g) make exchanges, substitutions or surrenders of collateral; (h) insure inventory to its satisfaction if Borrower fails to do so and pay for the same, and pay, for the account of Borrower, any taxes, levies, or other charges affecting Borrower's inventory or upon or on account of the Security Agreement or any liability or any writing evidencing any liability, which Borrower fails to pay, and any such payment shall constitute a liability of Borrower.

     12. Until default, Borrower may use its inventory in any lawful manner not inconsistent with this agreement and with the terms of insurance thereon; may sell its inventory in the ordinary course of business; and may use and consume any raw materials or supplies, the use and consumption of which is necessary in order to carry on Borrower's business.

     13. If at any time any warranty, representation, certificate or statement of Borrower is not true, or if any liability or any part or instalment thereof or interest thereon is not paid when due, or if any event of default as defined in any note or other evidence of liability held by Bank should occur, or if Borrower should fail to observe or perform any agreement or term hereof, or if Bank at any time feels insecure for any reason whatsoever, Bank may, at its option, thereupon or thereafter declare all liabilities of Borrower to Bank, or any of them selected by Bank (notwithstanding any provisions thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for in the promissory note or other writing evidencing such liability), and Bank may, in addition to any other rights and remedies which it may have, immediately and without demand, exercise any and all the rights and remedies granted to a secured party upon default under the Florida Uniform Commercial Code; and upon request or demand of Bank, Borrower shall, at its expense, assemble Borrower's Inventory and make it available to Bank at a convenient place acceptable to Bank; and Borrower shall promptly pay to Bank any and all costs and expenses, including legal expenses and reasonable attorney's fees incurred or paid by Bank in protecting and enforcing liabilities and the rights of Bank hereunder, including Bank's right to take possession of Borrower's Inventory and the proceeds of Accounts and Inventory, and to hold, prepare for sale, sell and dispose of such Inventory. Any notice of sale, disposition or other intended action by Bank, sent to Borrower at the address specified in the preamble to this agreement, or such other address of Borrower as may from time to time be shown on Bank's records, at least five days prior to such action, shall constitute reasonable notice to Borrower. Upon disposition by Bank of any property in which Bank has a security interest hereunder, or upon collection by Bank of the proceeds of Accounts, Borrower shall be and remain liable for any deficiency; and Bank shall account to Borrower for any surplus, but Bank shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) all or any liabilities of Borrower to Bank, whether or not they, or any of them, be then due, without marshalling of assets and in such order of application as Bank may from time to time elect.

     14. Borrower waives protest of all commercial paper at any time held by Bank on which borrower is in any way liable, notice of non-payment at maturity of any and all Accounts, and except where required hereby or by law, notice of action taken by Bank; and hereby ratifies and confirms whatever Bank may do.

     15. No waiver by Bank of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Bank in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Bank of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this agreement. The provisions of this agreement are cumulative and in addition to the provisions of any liability and any note or other writing evidencing any liability secured by this agreement, and Bank shall have all the benefits, rights and remedies of and under any liability and any note or other writing evidencing any liability secured hereby. If more than one party shall execute this agreement, the term "Borrower" shall mean all parties signing this agreement and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun, when used herein, shall include the plural, and the neuter shall include the masculine and feminine. All rights of Bank hereunder shall inure to the benefit of its successors and assigns; and all obligations of Borrower shall bind the heirs, executors, administrators, successors and assigns of each Borrower.

     16. Borrower releases Bank from all claims for loss or damage caused by any failure to collect any account or enforce any contract or by any act or omission on the part of Bank, its officers, agents and employees, except willful misconduct.

     17. This agreement may be terminated by either party giving the other written notice of intention to terminate on a date named in said notice, mailed to the last known address of the party to whom such notice is addressed; but no such termination shall in any way affect the rights and liabilities of the parties hereunder relating to loans or advances made, Accounts, Inventory or other property pledged prior to the date named in such notice.

     18. This agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida. Wherever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

     IN WITNESS WHEREOF, this agreement has been duly executed as of the date hereinabove first written.

Signed, sealed and delivered in       COMPUTER SCIENCE INNOVATIONS, INC.,
 the presence of                       a Florida Corporation

                                      By: /s/ John Blohm              (SEAL)
________________________________          ---------------------------
                                          John A. Blohm, President

                                      By: /s/ James C. Schaffer       (SEAL)
________________________________          ----------------------------
                                          James C. Schaffer, Executive
                                           Vice-President
(CORPORATE SEAL)

ATTEST:                               Sun Bank, National Association
                                      (Name of Bank)

________________________________      By:_____________________________(SEAL)
As its              Cashier           As its                President
                                                    BANK

SUN
BANK [LOGO]


___________________
 Contract No.

                              SECURITY AGREEMENT
                        (EQUIPMENT AND CONSUMER GOODS)

   COMPUTER SCIENCE INNOVATIONS, INC., a Florida Corporation
   ----------------------------------------------------------------------------
 (Name(s) of Borrower(s))

(and if more than one, each of them jointly and severally), hereinafter called
"Borrower", of    1280 Clearmont Street, N.E.,Palm Bay       Brevard County,
                  -------------------------------------------------------------
                      (No. and Street)         (City)            (County)
Florida          ,for value received  and intending to be legally
-----------------
  (State)
bound, hereby grants to SUN BANK, NATIONAL ASSOCIATION
                        -------------------------------------------------------,
                               (Name of Secured Party)
Florida, hereinafter called "Secured Party", a security interest in the
following property:    All equipment of Borrower
                       ----------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                     Manufacturer or                                       Model Number    Manufacturer's
New or Used        Year/Model        Make (Trade Name)     Description of Collateral       or Series       Serial No.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



together with all increases, parts, fittings, accessories, equipment, and special tools now or hereafter affixed to any or any part thereof or used in connection with any thereof, and all replacements of all or any part thereof plus any returned or unearned premiums from any insurance financed by the Secured Party in conjunction with this transaction (all of which is hereinafter called "Collateral"), to secure the payment of a promissory note or notes
executed by Borrower in the amount of   ONE MILLION and 00/100
                                        ---------------------------------------
Dollars ($1,000,000.00), of even date herewith, and any and all extensions,
          ------------
modifications or renewals thereof, and also to secure the performance by Borrower of the agreements hereinafter set forth, and all other liabilities or obligations (primary, secondary, direct, contingent, sole, joint or several) due, or to become due or which may be hereafter contracted or acquired of each Borrower to Secured Party (the foregoing hereinafter being called the "liabilities").

     Borrower hereby agrees that:

     1. (a) Borrower is the owner of the Collateral clear of all liens and security interests except the security interest granted hereby; (b) Borrower has the right and power to make this Agreement; and (c) the Collateral is used or acquired for use primarily for the purpose checked: [_] personal, family or household purposes; [_] farm purposes; or [_] business purposes; and (d) if the Collateral consists of "household goods" as defined in 12 C.F.R. 227.12(d) or if otherwise checked here [_] then the Collateral is being acquired with the proceeds of the loan provided for in or secured by this Agreement, and the proceeds will be used for no other purpose, and Borrower hereby authorizes Secured Party to disburse the proceeds or any part thereof directly to the seller of the Collateral or to the insurance agent or broker, or both, as shown on Secured Party's records.

     2.   (a) The Collateral will be kept at    1280 Clearmont Street, N.E.,
                                                ----------------------------
                                                    (No. and Street)
Palm Bay, Brevard County, FL       or if left blank, at the address shown at the
----------------------------------
(City)       (County)       (State)
beginning of this agreement; Borrower will promptly notify Secured Party of any change in the location of the Collateral within said state; and Borrower will not remove the Collateral from said state without the written consent of Secured Party. (b) if the Collateral is used or acquired for use primarily for personal, family or household purposes, or for farm purposes, Borrower's residence in Florida is that shown at the beginning of this agreement and Borrower will immediately notify Secured Party of any change in the location of said residence.

     3. (a) If the Collateral is acquired or used primarily for business use and is of a type normally used in more than one state, whether or not so used, and Borrower has a place of business in more than one state, the chief place of
business of Borrower is:    1280 Clearmont Street, N.E., Palm Bay, Brevard
                            ----------------------------------------------
                                                   (No. and Street)
County, Florida
-----------------
         (City)           (County)              (State)
or, if left blank, is that shown at the beginning of this agreement, and Borrower will immediately notify Secured Party in writing of any change in Borrower's chief place of business; and (b) if certificates of title are issued or outstanding with respect to any of the Collateral, Borrower will promptly cause the interest of Secured Party to be properly noted thereon and deliver such certificates of title to Secured Party.

     4. Borrower will defend the Collateral against the claims and demands of all persons, other than Secured Party, at any time claiming the same or a ______

     5. No Financing Statement covering any Collateral or any proceeds thereof is on file in any public office; Borrower authorizes Secured Party to file, in ______ this authorization will be given effect, a Financing Statement signed only by the Secured Party describing the Collateral in the same manner as it is described ______ from time to time at the request of Secured Party, execute one or more Financing Statements and such other documents (and pay the cost of filing or recon______ public offices deemed necessary or desirable by the Secured Party) and do such other acts and things, all as the Secured Party may request to establish______ enforceable first priority security interest in the Collateral (free of all other liens and claims whatsoever) to secure the payment of the liabilities.

     6. Borrower will not (a) permit any liens or security interest other than Secured Party's security interest, to attach to any of the Collateral; (b) permit a______ to be levied upon under legal process; (c) sell, transfer, lease, or otherwise dispose of any of the Collateral or any interest therein, or offer so to do, without the p______ of Secured Party; (d) permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this agreement ______ Collateral to be or become a fixture (and it is expressly covenanted, warranted and agreed, that the Collateral, and every part thereof, whether affixed to any re______ and remain personal property), or to become an accession to other goods or property.

     7. Borrower will (a) at all times keep the Collateral insured in amounts not less than the full insurable value thereof, against loss, damage, theft, and ______ Secured Party may require in such companies, under such policies, in such form and for such periods, as shall be satisfactory to Secured Party, and each ______provide, by New York Standard or Union Standard endorsement, that loss thereunder and proceeds payable thereunder shall be payable to Secured Party ______ appear (and Secured Party may apply any proceeds of such insurance which may be received by Secured Party toward payment of the liabilities, whether due ______ order of application as Secured Party may determine) and each such policy shall provide for a minimum of 10 days written cancellation notice to Secured Party ______ policy shall, if Secured Party so requests, be deposited with Secured Party; and Secured Party may act as attorney for Borrower in obtaining, adjusting, settling ______ such insurance and endorsing any drafts; (b) at all times keep the Collateral free from any adverse lien, security interest, or encumbrance and in good order and ______ waste or destroy the Collateral or any part thereof.

     8. (a) Borrower will not use the Collateral or permit the same to be used in violation of any statute, law or ordinance; and Secured Party may examine ______ Collateral at any time, wherever located. (b) Borrower will pay promptly when due all taxes and assessments upon the Collateral or for its use of operation or upon ______or upon any note or notes or other writing evidencing the liabilities, or any of them.

     9. At its option, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral ______ insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. Borrower agrees to reimburse Secured Party on demand for an______ or any expense incurred, by Secured Party, pursuant to the foregoing authorization, together with interest thereon at the highest lawful rate and each such pay______ thereon shall be secured by this Security Agreement. Until default, Borrower may have possession of Collateral and use it in any lawful manner not inco______ agreement and not inconsistent with any policy of insurance thereon.

     10. Borrower shall be in default under this agreement upon the happening of any of the following events or conditions: (a) failure or omission to pay when______ (or any instalment thereof or interest thereon), or default in the payment or performance of any obligation, covenant, agreement, or liability contained or referred______ any warranty, representation, or statement made or furnished to Secured Party by or on behalf of any Borrower proves to have been false in any material respects ______furnished; (c) loss, theft substantial damage, destruction, sale, or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment th______ (d) any Obligor (which term as used herein, shall mean each Borrower and each other party primarily or secondarily or contingently liable on any of the lia______ insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors, or any proceeding (including any proceeding in bankruptcy) ______ against any Obligor alleging that such Obligor is insolvent or unable to pay debts as they mature; (e) entry of any judgment against any Obligor; (f) death of any ______ natural person, or of any partner of any Obligor which is a partnership; (g) dissolution, merger or consolidation, or transfer of a substantial part of the property of a______ is a corporation or a partnership; (h) appointment of a receiver for the Collateral or any part thereof or for any property in which any Borrower has an interest; (i) ______ used by anyone to transport or store goods the possession, transportation or use of which is illegal.

     11. Upon the occurrence of any such default or at any time thereafter, or whenever the Secured Party feels insecure for any reason whatsoever, Secured ______ option, declare all liabilities secured hereby, or any of them (notwithstanding any provisions thereof), immediately due and payable without demand or notice of a______ same thereupon shall immediately become and be due and payable without demand or notice (but with such adjustments, if any, with respect to interest or other ______ be provided for in the promissory note or other writing evidencing such liability), and Secured Party shall have and may exercise from time to time any and all right ______ of a Secured Party under the Uniform Commercial Code and any and all rights and remedies available to it under any other applicable law; and upon request or demand ______ Party, Borrower shall, at its expense, assemble the Collateral and make it available to the Secured Party at a convenient place acceptable to Secured Party; and ______ promptly pay all costs of Secured Party of collection of any and all liabilities, and enforcement of any rights hereunder, including reasonable attorneys' fees and ______ and expenses of any repairs to any of the Collateral and expenses of any repairs to any realty or other property to which any of the Collateral may be affixed. Any ______ disposition or other intended action by Secured Party, sent to Borrower at the address of Borrower specified above or at any other address shown on the records of ______ at least five days prior to such action, shall constitute reasonable notice to Borrower. In the event of repossession, Borrower authorizes Secured Party to take in______ personal property found in or on the Collateral and to hold the same until claimed by Borrower at the principal place of business of Secured Party, and in the event ______ property is not claimed within a reasonable time by Borrower, Secured Party is authorized to dispose of same. Expenses of retaking, holding, preparing for sale, selling______ shall include Secured Party's reasonable attorneys' fees and legal expenses. Any excess or surplus of proceeds of any disposition of any of the Collateral may ______ Secured Party toward payment of such of the liabilities, without marshalling of assets and in such order of application, as Secured Party may from time to time ______.

     12. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission______ Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall prec______ or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this agreement. The provisions of this agreement are cumulative an______ the provisions of any note secured by this agreement, and Secured Party shall have all the benefits, rights and remedies of and under any note secured hereby. If ______ party shall execute this agreement, the term "Borrower" shall mean all parties signing this agreement and each of them, and all such parties shall be jointly ______ obligated hereunder provided, however, if one of the parties signing this agreement has not executed the promissory note or notes referred to herein, said party ______ personal liability under, or in conjunction with, said promissory note or notes. The singular pronoun, when used herein, shall include the plural and the neuter ______ masculine and feminine. If this agreement is not dated when executed by the Borrower, the Secured Party is authorized without notice to the borrower, to date thi______ This agreement shall become effective as of the date of this agreement. All rights of Secured Party hereunder shall inure to the benefit of its successors and as ______ liabilities of Borrower shall bind the heirs, executors, administrators, successors and assigns of each Borrower.

     13. This agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida. Wherever possible, each pro______ agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or ______ applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining ______ this agreement.

IN WITNESS WHEREOF, this agreement has been duly executed as of the ________ day of ___, 1991

Signed, sealed and delivered         COMPUTER SCIENCE INNOVATIONS, INC.,
in the presence of:                   a Florida Corporation
                                     -----------------------------------------

                                     By: /s/ John Blohm
________________________________          ------------------------------------
                                         John A. Blohm, President

                                     By: /s/ James C. Schaffer
________________________________         ------------------------------------
                                         James C. Schaffer, Exec. Vice-President

STATE OF FLORIDA FINANCING STATEMENT UNIFORM COMMERCIAL CODE Form UCC-1, Rev.
1981
This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:

------------------------------------------------------------------------------------------------------------------------------------
   DEBTOR (Last Name First If a Person)                                 THIS SPACE FOR USE OF FILING OFFICER
   NAME  COMPUTER SCIENCE INNOVATIONS, INC., a                          Date, Time, Number, and Filing Office
      Florida Corporation
1A
    MAILING ADDRESS
        1280 Clearmont Street, N.E.
    CITY   Palm Bay              STATE  FL  32905
------------------------------------------------------------------
    MULTIPLE DEBTOR (if Any) (Last Name First if a Person)

    NAME
1B
    MAILING ADDRESS

    CITY                         STATE
------------------------------------------------------------------
    MULTIPLE DEBTOR (if Any) (Last Name First if a Person)

    NAME
1C
    MAILING ADDRESS

    CITY                         STATE
------------------------------------------------------------------
    SECURED PARTY (Last Name First if a Person)

    NAME  SUN BANK, NATIONAL
2A
    ASSOCIATION

    MAILING ADDRESS
         100 Rialto Place
    CITY       Melbourne         STATE    FL 32901
------------------------------------------------------------------------------------------------------------------------------------

    MULTIPLE SECURED PARTY (if Any)                                     AUDIT                        UPDATE
    (Last Name First if a Person)

    NAME
2B
    MAILING ADDRESS

    CITY                         STATE
------------------------------------------------------------------------------------------------------------------------------------

    ASSIGNEE OF  SECURED PARTY (if Any)                                 VALIDATION INFORMATION
    (Last Name First if a Person)

    NAME
3
    MAILING ADDRESS

    CITY                         STATE
------------------------------------------------------------------------------------------------------------------------------------

4   This FINANCING DOCUMENT coversthe following types or items  property (include description           Name and Address
    of real property on which located and owner of record when required). If more space is required,    of Preparer
    attach additional sheets 8 1/2" x 11".

    All accounts, inventory and equipment of Borrower.
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           7  No. of additional Sheets presented:
5   Proceeds of collateral are covered as provided in Sections 679.203                         0
    and 679.206, F.S.
----------------------------------------------------------------------------------------------------------

6   Filed with: Secretary of State
                                                                                                         ---------------------------


8   (Check 0)   O  All documentary stamp taxes due and payable or to become due and payable pursuant to Section 201.22, F.S.
                O  Florida Documentary Stamp Tax is not required.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             10  (Check O if so)
9  This statement is filed without the debtor's signature to perfect a security interest in collateral.
(Check O if so.)                                                                                              O  Debtor is a
    O  already subject to a security interest in another jurisdiction when it was brought into this              transmitting
       state or debtor's location changed to this state.                                                         utility
    O  which is proceeds of the original collateral described above in which a security interest was          O  Products of
       perfected.                                                                                                collateral are
    O  as to which the filing has lapsed.                                                                        covered.

    O  acquired after a change of name, identity, or corporate structure of the
                  O  debtor, or     O  secured party
------------------------------------------------------------------------------------------------------------------------------------

                                                                      11  SIGNATURE(S) OF DEBTOR(S)
13  Return copy to:                                                   COMPUTER SCIENCE INNOVATIONS, INC., a Florida
      NAME:  Hubert C. Normile, Jr., Esq.                                 corporation
      ADDRESS: Krasny, Normile, Dettmer, et al.
                780 South Apollo Boulevard                            By:  /s/ John Blohm
      CITY: Melbourne                                                      --------------
      STATE:  FL            ZIP CODE   32901
                                                                      By:  /s/ James C. Schaffer
                                                                           ---------------------

                                                                   ----------------------------------------------------------------
                                                                      12  SIGNATURE(S) OF SECURED PARTY(IES)
                                                                      SUN BANK, NATIONAL ASSOCIATION
                                                                      By:  /s/
----------------------------------------------------------------------------------------------------------------------------------

STATE OF FLORIDA FINANCING STATEMENT -- UNIFORM COMMERCIAL CODE -- Form UCC-1, Rev. 1981
This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.

------------------------------------------------------------------------------------------------------------------------------------
   DEBTOR (Last Name First if a Person)                              THIS SPACE FOR USE OF FILING OFFICER
                                                                     Date, Time, Number, and Filing Office
   NAME  COMPUTER SCIENCE INNOVATIONS, INC., a
         Florida Corporation
1A
   MAILING ADDRESS
       1280 Clearmont Street, N.E.

   CITY       Palm Bay    STATE    FL  32905
---------------------------------------------------------------
   MULTIPLE DEBTOR (if Any) (Last Name First if a Person)

   NAME
1B
   MAILING ADDRESS

   CITY                   STATE
---------------------------------------------------------------
   MULTIPLE DEBTOR (if Any) (Last Name First if a Person)

   NAME
1C
   MAILING ADDRESS

   CITY                   STATE
---------------------------------------------------------------
   SECURED PARTY (Last Name First if a Person)

   NAME  SUN BANK, NATIONAL ASSOCIATION
2A
   MAILING ADDRESS
       100 Rialto Place

   CITY       Melbourne   STATE    FL  32901
------------------------------------------------------------------------------------------------------------------------------------

   MULTIPLE SECURED PARTY (if Any)                                   AUDIT                                UPDATE
   (Last Name First if a Person)

   NAME
2B
   MAILING ADDRESS

   CITY                   STATE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  ASSIGNEE OF  SECURED PARTY (if Any)                                     VALIDATION INFORMATION
  (Last Name First if a Person)

  NAME
3
  MAILING ADDRESS

  CITY                                     STATE
----------------------------------------------------------------------------------------------------------------------------------
4   This FINANCING DOCUMENT covers the following types or items of property (include description          Name and Address
    of real property on which  located and owner of record when required). If more space is required,     of Preparer
    attach additional sheets 8 1/2" x 11".

    All accounts, inventory and equipment of Borrower
----------------------------------------------------------------------------------------------------------------------------------
                                                                          7  No. of additional Sheets presented:
5   Proceeds of collateral are covered as provided in Sections 679.203                        0
    and 679.206, F.S.
-----------------------------------------------------------------------------------------------------
6   Filed with: Clerk, Circuit Court
                                                                                                    ------------------------------

8   (Check 0)   O  All documentary stamp taxes due and payable or to become due and payable pursuant to Section 201.22, F.S.
                O  Florida Documentary Stamp Tax is not required.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            10  (Check O if so)
9   This statement is filed without the debtor's signature to perfect a security interest in collateral.
(Check O if so.)
    O   already subject to a security interest in another jurisdiction when it was brought into             O  Debtor is a
        this state or debtor's location changed to this state.                                                 transmitting
    O   which is proceeds of the original collateral described above in which a security                       utility.
        interest was perfected.                                                                             O  Products of
    O   as to which the filing has lapsed.                                                                     collateral are
                                                                                                               covered.
    O   acquired after a change of name, identity, or corporate structure of the
                      O  debtor, or     O  secured party
----------------------------------------------------------------------------------------------------------------------------------
                                                                          11  SIGNATURE(S) OF DEBTOR(S)
 13 Return copy to:                                                       COMPUTER SCIENCE INNOVATIONS, INC., a Florida
        NAME:  Hubert C. Normile, Jr., Esq.                                   corporation
        ADDRESS: Krasny, Normile, Dettmer, et al.
                 780 South Apollo Boulevard                               By:  /s/ John Blohm
        CITY: Melbourne                                                        --------------
        STATE:  FL             ZIP CODE   32901
                                                                          By:  /s/ James C. Schaffer
                                                                               ---------------------

                                                                        ----------------------------------------------------------
                                                                          12  SIGNATURE(S) OF SECURED PARTY(IES)
                                                                          SUN BANK, NATIONAL ASSOCIATION
                                                                          By: /s/
----------------------------------------------------------------------------------------------------------------------------------

 [SUN TRUST LETTERHEAD]

August 28, 1996

George Milligan
Computer Science Innovation, Inc.
1235 Evans Road
Melbourne, FL 32904

Dear Mr. Milligan:

It is my pleasure to present this commitment letter and introduce myself as your company's new primary account officer. I will be working closely with Robert Jensen who will remain as secondary account officer to familiarize myself with your banking relationship.

SunTrust Bank, Central Florida, National Association ("Bank") is pleased to advise you that it has approved the renewal and increase of your revolving line of credit in the amount of $500,000 subject to the following conditions:

BORROWER:           Computer Science Innovations, Inc.

AMOUNT:             $500,000

PURPOSE:            To fund short term working capital needs.

TERMS:              Interest payable monthly, principal due on demand.

COLLATERAL:         First security interest in the company's accounts
                    receivable, inventory, and equipment. The borrower may offer direct assignments on specific government contracts, at its option.

BORROWING BASE:     Advances on the line of credit will be governed by a
                    borrowing base to include 80% of accounts receivable less than 90 days excluding bonded and non-assigned/acknowledged government receivables. The borrowing base will include 90% of direct assigned and acknowledged U.S. Government
                    Contracts.

                    A BORROWING BASE CERTIFICATE (SEE ATTACHED) SHOULD BE COMPLETED EACH MONTH BY THE BORROWER AND ATTACHED TO THE ACCOUNT RECEIVABLE AGING REPORT.

GUARANTOR(S):       None

REVIEW DATE:           June 30, 1997

INTEREST RATE:         Fully floating at SunTrust Bank, Inc.'s Prime Rate.
                       SunTrust Bank's Prime Rate is currently 8.25%.

           Prime Rate is defined as the annual interest rate announced by SunTrust Bank, Inc. from time to time, as the prime rate (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best or lower rate charged borrowing customers of any subsidiary bank of SunTrust Banks Inc.) Any such change in prime rate shall be effective at the beginning business day on which such change is announced; provided however, that the interest rate charged hereunder shall never exceed the maximum rate allowed, from time to time, by law.

FEE:                       $500.00

FINANCIAL COVENANTS:       The financial loan covenants are as follows:
                           .  Minimum Current Ratio         1.25:1.00
                           .  Minimum Working Capital       $250,000
                           .  Minimum Interest Coverage     1.50:1.00
                           .  Minimum Tangible Net Worth    $900,000
                           .  Maximum Debt/Net Worth        1.0:1.0

                           THE LOAN COVENANTS WILL BE TESTED ON A MONTHLY BASIS.

SPECIAL CONDITIONS:        1)  The line of credit must be rested for thirty (30)
                                  consecutive days.

                           2)  The company will not be restricted from
                                  distributions, dividends, intercompany loans, other capital withdrawals, and management fees to Ashton Technology Group, Inc. as long as there is not an outstanding balance on the line of credit.

                                  In the event that there is an outstanding balance, the company will be restricted from distributions, dividends, intercompany loans, other capital withdrawals, and management fees to Ashton Technology Group, Inc. without the bank's written consent, which will not be unreasonably withheld.

                                  The actual language detailing the parameters of this covenant will be drafted by the legal counsel identified above, and will become a modification of the existing loan agreement. A draft of the language will be made available to you.

                           3) The Borrower is to maintain primary deposit relationship with SunTrust Bank, Central Florida, National Association.

REPORTING REQUIREMENTS:    The borrower agrees to provide the Bank with the
                           following information:

                           1)  Annual Basis:
                           -----------------
                               .  Audited CPA financial statements with attached
                                     within 90 days of year end, or consolidated
                                     financial statements whose supplemental
                                     information includes CSI, Inc. as a
                                     separate entity.
                           1)  Monthly Basis: (within 30 days of month end)
                           ------------------------------------------------
                               .  Compiled Financial Statements
                               .  Accounts Receivable Aging Report
                               .  Accounts Payable Aging Report
                               .  Backlog Report
                               .  Contract Status

LEGAL: Any and all closing costs including attorney's fees will be borne by the Borrower.

LENDER'S COUNSEL:          Curtis R. Mosley
                           Address:    1221 East New Haven Ave.
                                       Melbourne, FL  32901
                           Telephone:  (407) 984-3842

EVENT OF DEFAULT:          A default under this commitment shall constitute a
                           default under the loan documents and shall immediately relieve SunTrust from any obligations it may have to the commitment or the loan documents, and shall entitle the Bank, at its discretion, and upon giving notice of default to Borrower, to charge an interest rate equivalent to the maximum allowed by law.

INTENT OF PARTIES:         It is the mutual intent of all parties to this
                           transaction that the terms and conditions of this commitment letter shall survive the loan closing.

FUNDING ON THE LINE:       The bank has no obligation to fund the line if there
                           is a covenant violation or required reports are not received.

If the above terms and conditions are acceptable to you please sign as indicated and return the original to my attention.

Please be advised that the Bank's commitment will expire September 12, 1996 and you should sign, date, and return the original to my attention prior to that date for it to be effective. The loan should close within ten (10) business days of acceptance of this commitment.

As your new account officer I plan to provide you with the highest level of service. I appreciate this opportunity to provide financing and look forward to working with you and your company. Please do not hesitate to call me at 676-1107 with any questions or requests in regard to your banking relationship.

Sincerely,


/s/ Phillip Hayes
-----------------------------
Phillip Hayes
Business Banking Officer

BORROWERS:

Computer Science Innovations, Inc.


/s/ George M. Milligan            Date:  5 Sept. 96
-----------------------------            ----------
George M. Milligan, President


/s/ Susanne L. Cavadeas                  9/5/96
-----------------------------            ---------

                          BORROWING BASE CERTIFICATE

                      Computer Science Innovations, Inc.
                    Accounts Receivable Month Ended _______

                                                                                   "A"               "B"
=====================================================================================================================
Total Account Receivable less than or equal to 90 days                            _____
 excluding direct assignments:

Total Direct Assigned and Acknowledged Account                                                      _____
 Receivable less than or equal to 90 days:

 Less:  Bonded Account Receivable                                                 _____             _____
        Non-assigned Government Receivable                                        _____             _____

Total Eligible Accounts Receivable:                                               _____

Total Eligible Direct Assigned Receivable:                                                          _____

Borrowing Limit Percentage:                                                        80%               90%
                                                                                  -----             -----
Borrowing Base (A or B Cannot Exceed $500,000)                                    _____             _____

Less Current Balance of Line:                                                     _____             _____

Amount Available:                                                                 _____             _____

Total Amount Available (A + B):                                                            _____

/s/ George Milligan
-------------------------------------------
George Milligan, President    Date

LOAN AGREEMENT MODIFICATION

     THIS AGREEMENT, MADE AND ENTERED INTO THIS 5TH DAY OF SEPTEMBER, L996, BY AND BETWEEN COMPUTER SCIENCE INNOVATIONS, INC., HEREINAFTER REFERRED TO AS "COMPANY", AND SUNTRUST BANK, CENTRAL FLORIDA, NA FORMERLY KNOWN AS SUN BANK, NATIONAL ASSOCIATION, HEREINAFTER REFERRED TO AS "BANK".

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, on January 8, 1991, COMPANY and BANK entered into a loan agreement which provided for the COMPANY to borrow from the BANK the sum of ONE MILLION AND 00/100 ($1,000,000.00) DOLLARS in a revolving line of credit as an operating line; and

     WHEREAS, this revolving line of credit has been modified on several occasions by the parties; and

     WHEREAS, the current revolving line of credit is ONE HUNDRED FIFTY FIVE THOUSAND AND 00/100 ($155,000.00) DOLLARS and COMPANY has requested BANK to increase the line of credit from ONE HUNDRED FIFTY FIVE THOUSAND AND 00/100 ($155,000.00) DOLLARS to FIVE HUNDRED THOUSAND AND 00/100 ($500,000.00) DOLLARS and BANK has agreed to such increase upon the terms and conditions set forth below.

     NOW THEREFORE, in consideration of the mutual covenants and promises of the parties and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

     1.   The foregoing recitals are true and incorporated herein by reference.

     2. The revolving line of credit referred to as Loan "A" as described in the loan agreement of January 8, 1991, as modified, is hereby increased from ONE HUNDRED FIFTY FIVE THOUSAND AND 00/100 ($155,000.00) DOLLARS to FIVE HUNDRED THOUSAND AND 00/100 ($500,000.00) DOLLARS. The interest rate shall be SunTrust Bank, Inc's, prime rate, fully floating. SunTrust Bank, Inc's, prime rate is currently 8.25%. Prime rate is defined as the annual interest rate announced by SunTrust Bank, Inc, from time to time as the prime rate (which interest rate is only a benchmark, is purely discretional and is not necessarily the best or lower rate charged borrowing customers of any subsidiary bank of SunTrust Bank, Inc). Any such change in prime rate shall be effective at the beginning of the business day in which such change is announced; provided however, that the interest rate charged hereunder shall never exceed the maximum rate allowed, from time to time, by law. Monthly payments of interest only shall be due and payable to BANK by COMPANY. The principal balance and accrued interest of the line of credit shall be due on demand.

     3. The outstanding principal balance of the line of credit shall be reduced to ZERO ($0.00) for a period of thirty (30) consecutive days each year.

     4. Advances on the line of credit will be governed by a borrowing base to include eighty (80%) percent of accounts receivable less than ninety
          (90) days, excluding bonded and non assigned/acknowledged government receivables. The borrowing base will include ninety (90%) percent of direct assigned/acknowledged U.S. Government contracts.

     5.   The financial loan covenants are as follows:

          a.  Minimum Current Ratio        1.25:1.00

          b.  Minimum Working Capital      $250,000.00

          c.  -Minimum Interest Coverage   1.50:1.00

          d.  Minimum Tangible Net Worth   $900,000.00

          e.  Maximum Debt/Net Worth       1.0:1.0

     The loan covenants will be tested on a monthly basis.

     6. COMPANY acknowledges and agrees that BANK has no obligation to make any disbursements on the line of credit if any covenant violations exist or required reports are not received by BANK as set forth in the loan agreement, as modified.

     7. So long as this line of credit is not in default and there is not an outstanding balance on this line of credit, then COMPANY will not be restricted from making distributions, paying dividends, making intercompany loans, making other capital withdrawals, and paying management fees to Ashton Technology Group, Inc. In the event that this loan is in default or there is an outstanding balance on the line of credit, then COMPANY covenants and agrees that it will not pay to Ashton Technology Group, Inc., any distributions, dividends or management fees and it will not make any intercompany loans or other capital withdrawals to Ashton Technology Group, Inc., without BANK's prior written consent which consent shall not be unreasonably withheld.

     8. COMPANY shall maintain its primary deposit relationship with SunTrust Bank, Central Florida, NA.

     9. COMPANY covenants and agrees to provide BANK with the following financial information:

         a. COMPANY will submit year end unqualified audited financial statements prepared by a CPA acceptable to the BANK for the COMPANY, within ninety (90) days of the end of the COMPANY'S fiscal year or consolidated financial statements whose supplemental information includes CSI, Inc. as a separate entity.

          b.  COMPANY shall submit to the BANK on a monthly basis within thirty
              (30) days of the end of each month compiled financial statements, accounts receivable aging report, accounts payable aging report, back-log report and contract status report.

          All financial statements shall be in form and substance as reasonably requested by the BANK.

     10. SunTrust Bank, Central Florida, NA is substituted for Sun Bank, National Association, in the loan agreement of January 8, 1991, and any reference in the loan agreement, as modified, to Sun Bank, National Association, shall be deleted in its entirety and SunTrust Bank, Central Florida, NA shall be substituted therefore.

     11. For the purpose of giving notice as provided in the loan agreement, as modified, the addresses COMPANY and BANK are hereby changed as follows:COMPUTER SCIENCE INNOVATIONS, INC.,1235 Evans Road, Melbourne, FL 32904; and SUNTRUST BANK, CENTRAL FLORIDA, NA, 100 Rialto Place, Melbourne, FL 32901-3085.

     12. COMPANY shall designate as additional loss payee on appropriate hazard insurance and flood insurance, if applicable, the BANK as follows:
          SUNTRUST BANK, CENTRAL l FLORIDA, NA, its successors and/or assigns, 100 Rialto Place, Melbourne, FL 32901-3085 Attn: Commercial Loans.

     13. All other terms, provisions and conditions of the loan agreement of January 8, 1991, as modified, shall remain in full force and effect and unchanged by this agreement, except as set forth herein, and the parties hereto covenant and agree to comply therewith.

     14. By the execution of this agreement, COMPANY hereby covenants and agrees that the loan agreement of January 8, 1991, as modified, is a valid binding agreement that is in full force and effect and that COMPANY hereby waives any defenses, counter-claims or set-offs of whatever nature, to the enforcement of the loan agreement of January 8, 1991, as modified.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals this 5th day of September, 1996.

Signed, Sealed & Delivered
In the Presence of:

                                     COMPUTER SCIENCE INNOVATIONS,
                                     INC.,
/s/ Phil Hayes
------------------------------
                                     By:   /s/ George Milligan
Print Name: /s/ Phil Hayes                 -------------------
            ------------------
/s/                                  GEORGE H. MILLIGAN, President
------------------------------
Print Name:
           ___________________
                                     SUNTRUST BANK, CENTRAL FLORIDA,
                                     NA f/k/a SUN BANK, NATIONAL
                                     ASSOCIATION
/s/ George Milligan
Print Name: George Milligan          By:   /s/ Phil Hayes
                                           --------------
/s/
------------------------------
Print Name:
           ___________________

SUNTRUST REVOLVING LINE OF CREDIT
Renewal
Promissory Note
$500,000.00                         September 5, 1996
 ----------                         -----------------

     The undersigned (whether one or more hereinafter called "Maker"), jointly and severally, promise(s) to pay to the order of SunTrust Bank, Central Florida, National Association/Fka Sun Bank, National Association (herein called "Bank") at its offices located at Cocoa Florida, Five Hundred Thousand Dollars and No/100 Dollars ($500,000.00), together with interest from the date hereof at the rate hereinafter provided, and applicable fees in the following manner.

Repayment Schedule:

[_] Single Payment          Principal Due in Full On:_____________________________________________________________________
                            Interest Payable:_____________________________________________________________________________
[_] Installment Payment     (including interest):  In ______________                      ________________________________
                                                         (No.)                                        (Period)
                            Installments of $_________________, commencing on _____________, 19____, and on the same day of each successive _____________ thereafter, together with a FINAL PAYMENT of
                            $______________ due and payable on _________________________, 19_____.
[_] Installment Payment     (plus interest):  __________________
                                                   (No.)
                            Principal installments of $___________, plus interest, commencing on ___________, 19__, and on the same day of each successive ___________ thereafter, together with a FINAL PAYMENT of
                            $___________,plus accrued interest due and payable on ______________, 19__.
[_] Multiple Payment        Principal and interest are payable as follows:________________________________________________
                            ______________________________________________________________________________________________
                            ______________________________________________________________________________________________
[X] ON DEMAND               Principal payable ON DEMAND with interest payable Monthly commencing on October 5, 1996 and each Month thereafter.
[_] Prepayment Right        Bank shall have the absolute and unconditional right, at its sole discretion, to require Maker to pay the entire loan balance, along with accrued unpaid interest at any time after the sixty-first (61st)
                            month from the note date.  If the bank elects to exercise such right of payment, Bank will provide
                            Maker ninety (90) days prior written notice of its intention to demand payment.  If Bank does not exercise such right of payment, the loan balance outstanding, along with accrued unpaid interest is due and payable on the one hundred twentieth (120th) installment.

THE INTEREST RATE IS AS FOLLOWS: [_] If checked here, the interest rate provided herein shall be computed on the basis of a 365 day year and shall be calculated for the actual number of days elapsed. If not checked, the interest rate shall be computed on the basis of a 360 day year and shall be calculated for the actual number of days elapsed.

Variable Interest Rate

[_] Not Applicable

[X] Applicable, provided however that the interest rate charged hereunder shall never exceed the maximum rate allowed, from time to time, by law. If this loan is for a consumer purpose and is secured by a dwelling, the maximum interest rate charged will never exceed 18% per annum or the state usury ceiling, whichever is less.

If applicable, the interest rate stated herein shall, from time to time, automatically increase or decrease so that at all times it shall be equivalent to (check appropriate box and complete):

[X] 0.00% over the annual interest rate announced by SunTrust Banks of Florida, Inc., from time to time, as the prime rate (which interest rate is only a bench mark, is purely discretionary and is not necessarily the best of lowest rate charged borrowing customers of any subsidiary bank of Sun Banks, Inc.). Any such change in prime rate will increase or decrease your periodic interest payments. Any change in prime rate shall be effective at the beginning of the business day on which such change is announced; or,

[_] ____% over the ____________________________________________________________
_______________________________________________________________________________

FIXED RATE         [_]  Applicable at _____% per annum, simple interest. [_] Not Applicable.
LATE CHARGE FEE    If a payment is late, you may charge 5% of such payment as a late charge.  A payment which is not received on the due date shall be deemed late.
SERVICE FEE        A service fee of the lesser of $50.00 or 2 percent of the principal amount of this loan will be charged.  The service fee charge will not be refunded in the event of prepayment.
ADDITIONAL FEES    The Bank may charge various additional fees for servicing or processing the loan.  The name of the fee shall describe the work performed.

     In the event any installment of principal or interest or any part thereof is not paid when it becomes due, or in the event of any default thereunder, the principal sum remaining unpaid hereunder, together with all accrued and past due interest thereon, shall immediately and without notice become due and payable at the election of the holder at any time thereafter.

     Notwithstanding any rate of interest provided herein, the interest rate on any payment or payments of principal or interest, or any part thereof, which is not made when due shall, thereafter, be at the maximum rate allowed, from time to time, by law. Minimum of $10.00 on any single payment loan or $15.00 on any installment loan will be charged.

This note is    [_] SECURED  [X] UNSECURED  (Notwithstanding the fact that this note is marked 'unsecured',

Maker understands and agrees that any other security Interest the Bank now holds or may hereafter acquire from the Maker may secure this note).

     As security for the payment of this note Maker has pledged or deposited with Bank and hereby grants to Bank a security interest in the following property: 1st lien on all accounts receivable, inventory and equipment now
           ----------------------------------------------------------------
owned and hereafter acquired as further described in Security Agreements dated
------------------------------------------------------------------------------
9-5-96 and various Government Contracts as further described in Exhibit "B"
---------------------------------------------------------------------------
attached.  (Including all cash, stock and other dividends and all rights to
----------
subscribe for securities incident to, declared, or granted in connection with such property and including any returned or unearned premiums from any insurance financed hereunder), which property, together with all additions and substitutions hereafter pledged or deposited with Bank is called the Collateral. The Collateral is also pledged as security for all other liabilities (primary, secondary, direct, contingent, sole, joint, or several), due or to become due or which may be hereafter contracted or acquired, of each Maker (including each Maker and any other person) to Bank and for renewals, extensions or modifications of this note. The surrender of this note, upon payment or otherwise, shall not affect the right of Bank to retain the Collateral for such other liabilities.

     Lender may request periodically as it deems necessary, complete and current financial statements, balance sheets, profit and loss statements, and cash flow information for Maker and Cosigner.

     Maker understands and agrees that the jury waiver, the additional agreements and provisions on the reverse side hereof, hereby incorporated by reference, constitute agreements of the Maker and a part of this note. Maker acknowledges receipt of a completed copy of this note.

--------------------------------------------------------------------------------
     Notice to Cosigner: You are being asked to guarantee this debt. Think carefully before you do. If the Borrower doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept responsibility.

     You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collection costs, which increase this amount.

     The Bank can collect this debt from you without first trying to collect from the borrower, The Bank can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your
                                                                      ----
credit record.

     This notice is not the contract that makes you liable for the debt.
--------------------------------------------------------------------------------

Address: 1235 Evans Road            COMPUTER SCIENCE INNOVATIONS, Inc.
         Melbourne, FL 32904-2314   By: /s/ George E. Milligan  (Seal)  9-5-96
                                        -----------------------         ------
                                        George E. Milligan,              Date
                                         President

                                    By: /s/ Susanne L. Cavadeas (Seal)  9-5-96
                                        -----------------------         ------
                                                                         Date

================================================================================
This space for Bank records only

                                 Renewal                                                                $500,000.00
_____________________        --------------------------     _______________________              ------------------------
        Proceeds               Document Stamps                   Other Charges                          Note Amount
                    481               26                           1800455903
 -----------------------     ---------------------------     -------------------------           ________________________
    Officer Initials#            Note Number                    Account Number                        Service Fee

     If the variable interest rate is not applicable and if this note is payable on demand, Bank reserves, and is hereby granted the right, to adjust the interest rate from time to time by furnishing Maker with any written notice of such adjusted rate, provided however, that no such adjusted rate shall exceed the maximum rate allowed, from time to time, by law.

     Additions to, reductions or exchanges of, or substitutions for the Collateral, payments on account of this note or increases of the same or other loans made partially or wholly upon the Collateral, may from time to time, be made without affecting the provisions of this note.

     If the Bank deems itself insecure, or upon the happening of any of the following events, each of which shall constitute a default hereunder, all liabilities of each Maker to Bank shall thereupon or thereafter, at the option of the Bank, without notice or demand, become due and payable: (a) failure of any Obligor (which term shall mean and include each Maker, endorser, surety and guarantor of this note) to perform any agreement hereunder to pay interest hereon when due or requested or demanded or to pay any other liability whatsoever to Bank when due; (b) the death of any Obligor; (c) the filing of any petition under the Bankruptcy Code, or any similar federal state statute, by or against any Obligor; (d) an application for the appointment of a receiver or the making of a general assignment for the benefit of creditors by, or the insolvency of any Obligor; (e) the entry of a judgment against any Obligor; (f) the issuing of any writ of attachment or writ of garnishment, or the filing of any lien, against the property of any Obligor; (g) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (h) the dissolution, merger, consolidation, or reorganization of any Obligor; (i) the assignment of any Maker of any equity in any of the Collateral without the written consent of Bank.

     Bank is hereby given a lien upon and a security interest in all property of each Maker now or at any time hereafter in the possession of bank in any capacity whatsoever, including but not limited to any balance or share of any deposit, trust, or agent account as security for the payment of this note, and a similar lien upon the security interest in all such property of each maker as security for the payment of all other liabilities of each Maker to Bank including liabilities of each Maker and any other person); and Bank shall have the same rights as to such property as it has with respect to the Collateral.

     If Bank deems itself insecure or upon the occurrence of any default hereunder Bank shall have the remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, Bank shall have the right, immediately and without further action by it, to set off against this note all money owed by Bank in any capacity to each or any Obligor, whether or not due, and also to set off against all other liabilities of each maker to bank all money owed by Bank in any capacity to each or any Maker; and Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default even though such a charge is made or entered on the books of the bank subsequent thereto. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give Maker reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to any Maker at the address given below or at any other address shown on the records of the Bank, at least five days before the time of the sale or disposition. Sale at a wholesale dealers' auction is a commercially reasonable disposition. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker shall be and remain liable for any deficiency; and Bank shall account to Maker for any surplus, but Bank shall have the right to apply all or any part of such surplus (or to hold the same as a reason against) any and all other liability of each or any Maker to Bank. The obligors, jointly and severally, promise and agree to pay all costs and expenses of collection and reasonable attorney's fee, including costs expenses and reasonable attorneys' fees on appeal, if collected by legal proceedings or through an attorney at law, Maker hereby waives any right to a trial by jury in any civil action arising out of, or based upon, this note or the Collateral.

     Bank shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by applicable statute, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as Maker shall reasonably request in writing, but no omission to do any act not requested by maker shall be deemed a failure to exercise reasonable care, and no omission to comply with any request of Maker shall of itself be deemed a failure to exercise reasonable care. Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties and maker shall take all necessary steps for such purposes. Bank or its nominee need not collect interest on or principal of any Collateral or give any notice with respect to it.

     If the Collateral shall at any time become unsatisfactory to Bank, Maker shall within one day after demand pledge and deposit with Bank as part of the Collateral additional property which is satisfactory to Bank.

     Bank shall have the right, which may be exercised at any time whether or not this note is due, to notify the Obligors on any Collateral to make payment to bank on any amounts due to become due thereon. In the event of any default hereunder, Bank shall thereafter have, but not be limited to, the following rights; (i) to pledge or transfer this note and the Collateral and bank shall thereupon be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and any pledgee or transferee shall for all purposes stand in the place of the Bank hereunder and have all the rights of the bank hereunder, (ii) transfer the whole or any part of the Collateral into the name of itself or its nominee, (iii) to vote the Collateral; (iv) to demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; and (v) to take control of any proceeds of Collateral.

     I HEREBY CONSENT TO THE ATTACHMENT OR GARNISHMENT OF MY EARNINGS..

     No delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or any other right under this note, Presentment, demand, protest, notice of dishonor, and extension of time without notice are hereby waived by each and every Obligor. Any notice to Maker shall be sufficiently served for all purposes if placed in the mail, postage prepaid, addressed to or left upon the premises at, the address shown below or any other address shown on the Bank's records.

     I waive any and all privilege and rights which I may have under Chapter 47, Florida Statutes, relating to venue, as it now exists or may hereafter be amended: I agree that any action shall be brought in the County in which the Bank's business office is located as designated above or at which the loan was closed.

     JURY WAIVER:  MAKER AND BANK HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY,
     -----------
AND IRREVOCABLY WAIVE THE RIGHT OF EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENTS CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PART HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THIS AGREEMENT. FURTHER, MAKER HEREBY CERTIFIES THAT NOR REPRESENTATIVE OR AGENT OF BANK NOR THE BANK'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN ANY EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE BAN NOR BANK'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.
--------------------------------------------------------------------------------
                                    GUARANTY

     In addition to the liability as endorsers, which the undersigned hereby assumes, for value received and intending to be legally bound, the undersigned (and if more than one, each of them jointly and severally) (a) hereby become surety to the payee of the within note, it successors, endorsees and assigns, for the payment of the within note and hereby unconditionally guarantee the payment of the within note and all extensions or renewals thereof and all sums payable under or by virtue thereof including, without limitation, all amounts of principal and interest and all expenses (including attorney's fees) incurred in the collection thereof, the enforcement of rights thereunder or with respect to any security therefor and the enforcement hereof, and waive presentment, demand, notice of dishonor, protest and all other notices whatsoever; and (b) consent and agree (i) that all or any of the Collateral may be exchanged, released, surrendered or sold from time to time, (ii) that the payment of the note, or any of the liabilities of the Maker thereof may be extended or said notice renewed any number of times and for any period (whether or not longer than the original period of said note), (iii) that the holder of said note may grant any releases, compromises or indulgences with respect to said note or any extensions or renewals thereof or any security therefor or to any party liable thereunder or hereunder (including but not limited to failure or refusal to exercise one or more of the rights or remedies provided by said note), and (iv) that any of the provisions of said note may be modified; all without notice to or consent of and without affecting the liability of the undersigned as endorsers and sureties, and further consent and agree that any of the undersigned may be sued by the holder hereof with or without joining any of the other endorsers or makers of said note and without first or contemporaneously suing any such other persons, or otherwise seeking or proceeding to collect from them or any of them, and without first or contemporaneously undertaking to enforce any rights with respect to any security.

--------------------------------------------------------------------------------
The undersigned acknowledges received and read the NOTICE TO CO-SIGNOR appearing on the reverse side hereof.
--------------------------------------------------------------------------------

_________________________________(Date)    _______________________________(Seal)
_________________________________(Date)    _______________________________(Seal)
_________________________________(Date)    _______________________________(Seal)

Florida Documentary Stamp Tax Required by law in the amount of
$________________________________________________
Has Been Paid or Will be Paid Directly to The Department of Revenue. Certificate of Registration #______________________
--------------------------------------------------------------------------------

                         SUPPLEMENT TO COMMERCIAL NOTE

     That certain Commercial Note(s) dated September 5, 1996, in the amount of $500,000.00 herewith is supplemented by adding the following:

     The actual principal balance due the bank at any given date will be determined not by the face amount of the note or notes referred to herein, but by the amount actually advanced by the Bank to Borrower, plus interest thereon, less any sums collected by Bank in payment of interest and in reduction of principal of the loan or loans presented by such note or notes.

     The Borrower will promptly pay the full amount of all taxes of every nature and kind, including, but without limitation, documentary stamp taxes and intangible personal property taxes, that may be levied, assessed or payable upon, because of, or in respect of this agreement, the promissory note or notes executed or to be executed in connection herewith, and shall indemnify the Bank and save and keep Bank free and harmless from the payment of the same and all costs and penalties connected therewith; provided, however, that the terms of this paragraph shall not be construed as imposing upon the Borrower any obligation to pay any income tax payable by Bank on account of any taxable income received by it on account of this agreement.

DATED THIS 5TH DAY OF SEPTEMBER, 1996.

Signed, sealed and delivered in the presence of:


WITNESS:                                Computer Science Innovations, Inc.

By: /s/ Phil Hayes                      By: /s/ George Milligan
    ----------------------------            ------------------------------
                                            George E. Milligan, President

                                        By: /s/ Susanne L. Cavadeas
                                            ------------------------------

WITNESSES:                              SunTrust Bank, Central Florida,
                                        National Association, fka Sun
                                        Bank National Association



By:_____________________________        By: /s/ Phil Hayes
                                            ------------------------------
                                            Phil Hayes
                                            Business Banking Officer

SUNTRUST SECURITY AGREEMENT

                                                  (EQUIPMENT AND CONSUMER GOODS)
___________________________
        Contract No.

     Computer Science Innovations, Inc.                                 (and if
------------------------------------------------------------------------
     (Name(s) of Borrower(s))

more than one, each of them jointly and severally, hereinafter called
"Borrower", of 125 Evans Road               Melbourne          Brevard
               -----------------------------------------------------------------
                  (No. and Street          (City)             (County)

Florida, for value received and intending to be legally bound, hereby grants to
-------

SunTrust Bank, Central Florida, National Association fka
--------------------------------------------------------
                            (Name of Secured Party)

Sun Bank, National Association, Cocoa, Florida, hereinafter called "Secured
----------------------------------------------
Party", a security interest in the following property

_________________________________________________________

-------------------------------------------------------------------------------------------------------------------------
 New or Used    Year     Manufacturer or Make                                  Model Number or      Manufacturer's Serial
               Model       (Trade Name)           Description of Collateral       Series              No.
-------------------------------------------------------------------------------------------------------------------------
_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

     1st lien on all accounts receivable, inventory, and equipment: now owned and hereafter acquired as further described in Exhibit "A" attached, and various Government Contracts as further described in Exhibit "B" attached.

together with all increases, parts, fittings, accessories, equipment, and special tools now or hereafter affixed to any or any part thereof or sued in connection with any thereof, and all replacements of all or any part thereof plus any returned or unearned premiums from any insurance financed by the Secured Party in conjunction with this transaction (all of which is hereinafter called "Collateral"), to secure the payment of a promissory note or notes executed by Borrower in the amount of:

Five Hundred Thousand Dollars and No/100 - - - - - - - - - - - - -  Dollars
------------------------------------------------------------------
($500,000.00), of even date herewith, and any and all extensions, modifications
------------
or renewals thereof, and also to secure the performance by Borrower of the agreements hereinafter set forth, and all other liabilities or obligations (primary, secondary, direct, contingent, sole, joint or several) due, or to become due or which may be hereafter contracted or acquired of each Borrower to Secured Party (the foregoing hereinafter being called the "Liabilities").

     Borrower hereby warrants and agrees that

     1. (A) Borrower is the owner of he Collateral clear of all liens and security interests except the security interest granted hereby; (b) Borrower has the right and power to make this Agreement; and (c) The Collateral is used or acquired for use primarily for the purpose checked: [_] personal, family or household purposes; [_] farm purposes; or [X] business purposes; and (d) if the Collateral consists of "household goods" as defined in 12 C.F.R. 227.12(d) or if otherwise checked here [_] then the Collateral is being acquired with the proceeds of the loan provided for in or secured by this Agreement, and the proceeds will be used for no other purpose, ad Borrower hereby authorizes Secured Party to disburse the proceeds or any part thereof directly to the seller of the Collateral or to the insurance agent or broker, or both, as shown on Secured Party's records.

     2.   (a) The Collateral will be kept at
                                     (No. and Street)   (City)  (County) (State)

or if left blank, at the address shown at the beginning of this Agreement; Borrower will promptly notify Secured Party of any change in the location of the Collateral within said state; and Borrower will not remove the Collateral from said state without the written consent of Secured Party. (b) If the Collateral is used or acquired for use primarily for personal, family or household purposes, or for farm purposes, Borrower's residence in Florida is that shown at the beginning of this Agreement and Borrower will immediately notify Secured Party of any change in the location of said residence.

     3. (a) If the Collateral is acquired or used primarily for business use and is of a type normally used in more than one state, whether or not so used, and Borrower has a place of business in more than one state, the chief place of business of Borrower is__________________________________

                                               (No. and Street)
_______________________________________________or, if left blank, is that
  (City)          (County)     (State)

shown at the beginning of this Agreement; and Borrower will immediately notify Secured Party in writing of any change in Borrower's chief place of business; and (b) If certificates of title are issued or outstanding with respect to any of the Collateral, Borrower will promptly cause the interest of Secured Party to be properly noted thereon and deliver such certificates of title to Secured Party.

     4. Borrower will defend the Collateral against the claims and demands of all persons, other than Secured Party, at any time claiming the same or any interest therein.

     5. No financing Statement covering any Collateral or any proceeds thereof is on file in any public office; Borrower authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a Financing Statement signed only by the Secured Party describing the Collateral in the same manner as it is described herein; Borrower will from time to time at the request of Secured Party, execute one or more Financing Statements and such other documents (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by the Secured Party) and do such other acts and things, all as the Secured Party may request to establish and maintain an enforceable first priority security interest in the Collateral (free of all other liens and claims whatsoever) to secure the payment of the Liabilities.

     6. Borrower will not (a) permit any liens or security interest other than Secured Party's security interest, to attach to any of the Collateral; (b) permit any of the Collateral to be levied ________ under legal process; (c) sell, transfer, lease, dismantle, alter, modify, or otherwise dispose of any of the Collateral or any interest therein, or offer so to do, without the prior written consent of Secured Party; (d) permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement; (e) permit the Collateral to be or become a fixture (and it is expressly covenanted, warranted and agreed, that the Collateral, and every part thereof, whether affixed to any realty or not, shall be and remain personal property), or to become an accession to other goods or property, or (f) locate Collateral on any property not owned or controlled by Borrower, without the prior written consent of the Secured Party.

     7. Borrower will (a) at all times keep the Collateral insured in amounts not less than the full insurable value thereof, against loss, damage, theft, and such other risks as Secured Party may require in such companies, under such policies, in such form and for such periods, as shall be satisfactory to Secured Party, and each such policy shall provide, by New York Standard or Union Standard endorsement, that loss thereunder and proceeds payable thereunder shall be payable to Secured Party as its interest may appear (and Secured Party may determine) and each such policy shall provide for a minimum of 10 days written cancellation notice to Secured Party; and each such policy shall, if Secured Party so requests, be deposited with Secured Party and Secured Party may act as attorney for Borrower in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts; (b) at all times keep the Collateral free from any adverse lien, security interest, or encumbrance and in good order and repair and will not waste or destroy the Collateral or any part thereof, (c) Borrower shall be obligated to pay for the placement of any Vendor Single Interest Insurance ("VSI"), or any other similar type of insurance, should the Borrower fail to adequately protect the Collateral. Should VSI or any other insurance be placed by the Secured Party, then any Earned and/or Unearned Insurance Premium Refund will be credited to Borrower by the Secured Party. Should the Secured Party receive any compensation for Administrative or Experience Rated Refunds due to the placement and termination of such insurance, such compensation and/or refund shall be paid to Secured Party. Any interest earned during the period of placement of such insurance may be retained by Secured Party.

     8. (a) Borrower will not use the Collateral or permit the same to be used in violation of any statute, law or ordinance;

and Secured Party may examine and inspect the Collateral at any time, wherever located, (b) Borrower will pay promptly when due all taxes and assessments on the Collateral or for its use of operation or upon this Agreement or upon any note or notes or other writing evidencing the Liabilities, or any of them.

     9. At its options, Secured Party may discharge taxes, liens or security interest or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. Borrower agrees to reimburse Secured Party on demand for any payment made, or any expense incurred, by Secured Party, pursuant to the foregoing authorization, together with interest thereon at the highest lawful rate and each such payment and interest thereon shall be secured by this Security Agreement. Until default, Borrower may have possession of Collateral and use it in any lawful manner not inconsistent with this Agreement and not inconsistent with any policy of insurance thereon.

     10. Borrower shall be in default under this Agreement upon the happening of any of the following events or conditions: (a) failure or omission to pay when due any Liability (or any installment thereof or interest thereon), or default in the payment or performance of any obligation, covenant, agreement, or Liability contained or referred to therein; (b) any warranty, representation, or statement made or furnished to Secured Party by or on behalf of any Borrower proves to have been false in any material respect when made or furnished; (c) loss, theft, substantial damage, destruction, sale, or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment thereof or thereon; (d) any Obligor (which term as used herein, shall mean each Borrower and each other Party primarily or secondarily or contingently liable on any of the Liabilities) becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors, or any proceeding (including any proceeding in bankruptcy) is instituted by or against any Obligor alleging that such Obligor is insolvent or unable to pay debts as they mature; (e) entry of any judgment against any Obligor; (f) death of an Obligor who is a natural person, or of any partner of any Obligor which is a partnership; (g) dissolution, merger or consolidation, or transfer of a substantial part of the property of any Obligor which is a corporation or partnership; (h) appointment of a receiver for the Collateral or any part thereof or for any property in which any Borrower has an interest; (i) the Collateral is used by anyone to transport or store goods the possession, transportation or use of which is illegal.

     11. Upon the occurrence of any such default or at any time thereafter, or whenever the Secured Party feels insecure for any reason whatsoever, Secured Party may, at its option, declare all Liabilities secured hereby, or any of them (notwithstanding any provisions thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for in the promissory note or other writing evidencing such Liability), and Secured Party shall have and may exercise from time to time any and all rights and remedies of a Secured Party under the Uniform Commercial Code and any and all rights and remedies available to it under any other applicable law; and upon request or demand of Secured Party, Borrower shall, at its expense, assemble the Collateral and make it available to the Secured Party at a convenient place acceptable to Secured Party; and Borrower shall promptly pay all costs of Secured Party of collection of any and all liabilities, and enforcement of any rights hereunder, including reasonable attorneys' fees and legal expenses. Any excess or surplus of proceeds of any disposition of any of the Collateral may be applied by Secured Party toward payment of such of the Liabilities, without marshaling of assets and in such order of application, as Secured Party may from time to time elect.

     12. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this Agreement. The provisions of this Agreement are cumulative and in addition to the provisions of any note secured by this Agreement, and Secured Party shall have all the benefits, rights and remedies of and under any note secured hereby. If more than one party shall execute this Agreement, the term "Borrower" shall mean all parties signing this Agreement and each of them, and all such parties shall be jointly and severally obligated hereunder provided, however, if one of the parties signing this Agreement has not executed the promissory note or notes referred to herein, said party shall have no personal liability under, or in conjunction with, said promissory note or notes. The singular pronoun, when used herein, shall include the plural and the neuter shall include masculine and feminine. If this Agreement is not dated when executed by the Borrower, the Secured Party is authorized without notice to the Borrower, to date this Agreement. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all Liabilities of Borrower shall bind the heirs, executors, administrators, successors and assigns of each Borrower.

     13. This Agreement has been delivered in the State of Florida and shall be construed in accordance with laws of Florida. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     14. BORROWER AND SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY ENTERING INTO THIS AGREEMENT. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY, NOR THE SECURED PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE SECURED PARTY, NOR SECURED PARTY'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

     In Witness Whereof, this Agreement has been duly executed as of the 5th day of September, 1996.

                                     Computer Science Innovations, Inc.
Signed, sealed and delivered
in the presence of                   By: /s/ George Milligan              (Seal)
                                         ---------------------------------
                                             George R. Milligan, President
/s/ Phil Hayes
-------------------------------

                                     By: /s/ Susanne L. Cavadeas          (Seal)
                                         ---------------------------------
                                                     Borrower

                                                                          (Seal)
                                     By: _________________________________

___________________________
     Contract No.

                              SECURITY AGREEMENT
                           (INVENTORY AND ACCOUNTS)

THIS ASSIGNMENT AND AGREEMENT made September 5, 1996, by and between
 SunTrust Bank, Central Florida, National Association fka Sun Bank, National
 ---------------------------------------------------------------------------
                                Association
                                -----------
                            (Name of Secured Party)

herein called "Bank", and

 Computer Science Innovations, Inc.
 -----------------------------------------------------------------
                                  (Name(s) of Borrower(s))

of   125 Evans Road           Melbourne           Brevard          Florida
     ---------------------------------------------------------------------------
     (Name and Street)         (City)           (County)       (State)

herein called "Borrower".

     In consideration of loans or advances made or to be made by Bank to Borrower, and for other value received by Borrower, the parties hereto, intending to be legally bound, agree as follows:

     1. As used herein: (a) "Account" means an immediate right to payment for goods sold and for goods leased and for services rendered, or any of them, and includes a right to payment under a contract whether or not it has been earned by performance. "Qualified Account" means an Account which has been due less than ________________________ days; (b) "Inventory" means goods held for sale or lease or being processed for sale or lease in Borrower's business, as now or hereafter conducted, including all materials, goods and work in process, finished goods, and other tangible property now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Borrower's business; (c) "Goods" means all articles of tangible personal property, sold, supplied, or otherwise disposed of, represented by an Account; (d) "Purchaser" includes the buyer of goods from Borrower, the customer for which services have been rendered or materials furnished by Borrower, or the party with whom Borrower has contracted; (e) "Borrower" includes all corporations and all individuals executing this agreement as parties hereto, and all members of a partnership when Borrower is a partnership, each of whom shall be jointly and severally liable individually and as partners hereunder; (f) "security interest" means an interest in property which secures payment or performance of an obligation; (g) "liability" or "liabilities" includes all liabilities (primary, secondary, direct, contingent, sole, joint or several) due or to become due or that may be hereafter contracted or acquired, of Borrower (including any Borrower and any other person) to Bank.

     2. Bank will from time to time hereafter lend Borrower, on the security of Accounts and Inventory, or any of them, acceptable to Bank, such amounts as Bank may determine from time to time, at such rates of interest and payable and on such terms as Bank may from time to time specify or require, and Bank may require that such loans, or any of them, be evidenced by one or more promissory notes of the Borrower in form satisfactory to Bank. For the convenience of the Borrower, the Bank may make loans and advances to the Borrower under any promissory note the principal face amount of which is in excess of the actual unpaid principal balance at such time.

     3. As security for the payment of all loans and advances now or in the future made hereunder and for all Borrower's liabilities, including any extensions, renewals, or changes in form of any thereof, Borrower hereby assigns to Bank and grants to Bank a security interest in: (a) all Accounts and Inventory owned by Borrower at the date of this agreement; (b) all Accounts and Inventory at any time hereafter acquired by Borrower; and (c) all proceeds of all such Accounts and inventory.

     4. So long as any liability to Bank is outstanding, Borrower will not without the prior written consent of Bank borrower form anyone except Bank on the security of, or pledge or grant any security interest in, any Account or any of Borrower's inventory to anyone except Bank, or permit any lien or encumbrance to attach to any of the foregoing, or any levy to be made thereon, or any financing statement (except Bank's financing statement) to be on file with respect thereto.

     5. Borrower represents and warrants that the location where it keeps the bulk of its inventory is at the address specified in the preamble to this agreement, unless a different address has been specified in the following space:

________________________________________________________________________________
          (No. and Street)           (City)             (County)    (State)

and that the office where it keeps its records concerning all of its Accounts is at the address specified in the preamble to this agreement, unless a different address has been specified in the following space:

________________________________________________________________________________
          (No. and Street)           (City)             (County)    (State)

Borrower will immediately notify Bank in writing of any change in the location of the place of business where the bulk of its inventory is located or any change in the location of the place of business where the records concerning its Accounts are kept.

     6. Borrower will (a) maintain Accounts and Inventory in such quantities that at all times ____________% of the face amount of its Qualified Accounts, less allowable discount, plus ________________% of the cost or wholesale market value, whichever is lower, of its Inventory, plus 100% of the balance in the Cash Collateral Account hereinafter referred to, or such other percentages thereof as may from time to time be fixed by Bank upon notice to Borrower, shall be at least equal to Borrower's liabilities to Bank; and Borrower will pay to Bank, in reduction of its liabilities, such sums as may be necessary from time to time to maintain such ratio; (b) collect its Accounts and sell its Inventory only in the ordinary course of business; (c) furnish Bank at the time of each borrowing, and at such other intervals as Bank may prescribe, with a Borrower's Certificate (in such form as Bank may from time to time specify or require) showing the aggregate face amount of its Qualified Accounts and the aggregate cost and wholesale market value of its Inventory; (d) keep accurate and compete records of its Accounts and Inventory; (e) pay and discharge when due all taxes, levies and other charges on its Inventory; (f) keep its Inventory insured in amounts not less than the full insurable value thereof, for the benefit of Bank (to whom loss shall be payable by New York Standard or Union Standard endorsements), in such companies and against such risks as may be satisfactory to or required by Bank; pay the cost of all such insurance; and deliver certificates evidencing such insurance to Bank; and Borrower assigns to Bank all right to receive proceeds of such insurance.

     7. Unless Bank notifies Borrower in writing that it dispenses with any one or more of the following requirements, Borrower will (a) give Bank assignments in form acceptable to Bank, of specific Accounts or groups of Accounts, and of moneys due and to become due under specific contracts; (b) furnish to Bank a copy of the invoice applicable to each Account assigned to Bank or arising out of a contract, bearing a statement that such Account has been assigned to Bank and such additional statements as Bank may require; (c) furnish Bank at the time of each borrowing, and at such other intervals as Bank may prescribe or require, with a schedule (in such form as Bank may from time to time specify or require) of Borrower's Inventory and Qualified Accounts which describe the same, or such thereof as Bank may require, together with such other information relating thereto as the Bank may specify or require; (d) make no change in any assigned Accounts or in any Account arising out of a contract assigned to Bank, information relating thereto as the Bank may specify or require; (d) make no change in any assigned Accounts or in any Account arising out of a contract assigned to Bank, and make no material change in the terms of any such contract; (e) furnish to Bank all information received by Borrower affecting the financial standing of any Purchaser whose Account has been assigned to Bank; (f) receive as the sole property of Bank and hold as trustees for Bank all moneys, checks, notes, drafts, and other property (herein called "items of payment") representing the proceeds of any Account or Inventory in which Bank has a security interest, which comes into the possession of Borrower; and deposit all such items of payment immediately in the exact form received in a special account of Borrower in Bank entitled "Cash Collateral Account" in which account Bank shall have a security interest to secure all Borrower's liabilities and with respect to which account Bank alone shall have power of withdrawal; (g) pay Bank the amount loaned against any Account assigned to Bank where the goods are returned by the Purchaser, or where the contract is cancelled or terminated; (h) immediately notify Bank if any of its contracts arise out of contracts with the United States or any department, agency, or instrumentality thereof, and execute any instruments and take any steps required by Bank in order that all moneys due and to become due under any such contract shall be assigned to Bank and notice thereof given to the Government under the Federal Assignment of Claims Act; (i) deliver to Bank with appropriate endorsement or assignment, as Bank may require, any instrument or chattel paper representing an Account. Any permission granted to Borrower by Bank to omit any of the requirements of this paragraph 7 may be revoked by Bank at any time.

     8. Borrower will promptly, if requested by Bank: (a) mark its records evidencing its Accounts in a manner satisfactory to Bank so as to show the same have been assigned to Bank; (b) pay Bank the unpaid portion of any assigned Account if Bank shall at any time reject the Account as unsatisfactory, which right Bank shall have and may exercise at any time and for any reason whatsoever, and until such payment is made by Borrower, Bank may retain any such Account as security and may charge any deposit account of Borrower with any such amounts; (c) join with Bank in executing a financing statement, notice, affidavit, or similar instrument in form satisfactory to Bank, and such other instruments as Bank may from time to time request; and pay the cost of filing the same in any public office deemed advisable by Bank; and (d) give Bank such financial statements, reports, certificates, lists of Purchasers (showing names, addresses, and amounts owing), and other date concerning its Accounts, contracts, collections, inventory and other matters as Bank may from time to time specify; and permit Bank or its nominee to examine all of Borrower's records relating thereto at any time, and to make extracts therefrom, and to inspect and check Borrowers Inventory.

     9. Borrower warrants (a) in connection with each Account covered by this agreement: (i) it constitutes a Qualified Account as defined herein is not evidenced by a judgment, an instrument or chattel paper (except such judgment as has been assigned to Bank, and except such instrument or chattel paper as has been indorsed and delivered to Bank), and represents a bona fide transaction and Borrower has possession of (and will promptly deliver to Bank upon Bank's request) or has delivered to Bank shipping or delivery receipts evidencing shipment or delivery of the goods and, if representing services, the services, have been fully performed; (ii) the amount shown on Borrower's books and on any invoice or statement delivered to Bank is owing to Borrower; (iii) the title of Borrower to the Account and, except as against the Purchaser, to any goods is absolute; (iv) the Account has not been transferred to any other person, and no person, except Borrower, has any claim thereto, or, with the sole exception of Purchaser, to the goods; (v) no partial payment has been made by anyone; and
(vi) no set-off or counterclaim to such Account exists and no agreement has been made with any person under which any deduction or discount may be claimed, except regular discounts allowed by Borrower for prompt payments; (vii) it arises under an existing binding written contract between Borrower and Purchaser; and (b) in connection with its inventory; that Borrower is and will be the absolute owner thereof, free and clear of all encumbrances and security interests other than the Bank's security interest.

     10. Borrower shall pay Bank such interest as may be specified in any note evidencing a loan or advance made hereunder and such service charges as may be agreed upon and shall pay to Bank all costs and expenses, including attorneys' fees, incurred by it in the preservation or collection of collateral. Changes in interest rate and service charges may be made by Bank from time to time, notwithstanding the interest rate specified in any note evidencing a loan or advance hereunder, upon notice to Borrower and shall become effective on the date therein specified.

     11. Bank shall have the right at any time and from time to time, without notice, to: (a) apply any part or all of the moneys in the Cash Collateral Account representing collected items against any liability of borrower to Bank, and Bank shall upon demand by Borrower make such application against such liability or liabilities as Bank may itself select; (b) release to Borrower such part of the moneys in the Cash Collateral Account as Bank may elect; (c) charge to Borrower's deposit account any item of payment credited to the Cash Collateral Account which is dishonored by the drawee or maker thereof; (d) indorse all items of payment which may come into its hands payable to Borrower;
(e) notify Purchasers that Accounts have been assigned to Bank, forward invoices to Purchasers, directing them to make payments to Bank, collect all Accounts in its or Borrower's name, and take control of any cash or non-cash proceeds of Accounts and of any inventory; (f) compromise, extend, or renew any Account or deal with the same as it may deem advisable; (g) make exchanges, substitutions or surrenders of collateral; (h) insure inventory to its satisfaction if Borrower fails to do so and pay for the same, and pay, for the account of Borrower, any taxes, levies, or other charges affecting Borrower's Inventory or upon or on account of this Security Agreement or any liability or any writing evidencing any liability, which Borrower fails to pay, and any such payment shall constitute a liability of Borrower.

     12. Until default, Borrower may use its Inventory in any lawful manner not inconsistent with this agreement and with the terms of insurance thereon; may sell its Inventory in the ordinary course of business; and may use and consume any raw materials or supplies, the use and consumption of which is necessary in order to carry on Borrower's business.

     13. If at any time any warranty, representation, certificate or statement of Borrower is not true, or if any liability or any part or installment thereof or interest thereon is not paid when due, or if any event of default as defined in any note or other evidence of liability held by Bank should occur, or if Borrower should fail to observe or perform any agreement or term hereof, or if Bank at any time feels insecure for any reason whatsoever, Bank may, at its option, thereupon or thereafter declare all liabilities of Borrower to Bank, or any of them selected by Bank (notwithstanding any provisions thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without demand or notice (but with such adjustments, if any, with respect to interest or other charges as may be provided for n the promissory note or other writing evidencing such liability), and Bank may, in addition to any other rights and remedies which it may have, immediately and without demand, exercise any and all rights and remedies granted to a secured party upon default under the Florida Uniform Commercial Code; and upon request or demand of Bank, Borrower shall at its expense, assemble Borrower's Inventory and make it available to Bank at a convenient place acceptable to Bank; and Borrower shall promptly pay to Bank any and all costs and expenses, including legal expenses and reasonable attorney's fees incurred or paid by Bank in protecting and enforcing liabilities and rights of Bank hereunder, including Bank's right to take possession of Borrower's inventory and the proceeds of Accounts and Inventory, and to hold, prepare for sale, sell and dispose of such Inventory. Any notice of sale, disposition or other intended action by Bank, sent to Borrower at the address specified in the preamble to this agreement, or such other address of Borrower as may from time to time be shown on Bank's records, at least five days prior to such action, shall constitute reasonable notice to Borrower. Upon disposition by Bank or any property in which Bank has a security interest hereunder, or upon collection by Bank of the proceeds of Accounts, Borrower shall be and remain liable for and deficiency; and Bank shall account to Borrower for any surplus, but Bank shall have the right to apply all or any part of such surplus (or to hold the same as a reserve against) all or any liabilities of Borrower to Bank, whether or not they, or any of them, be then due, without marshaling of assets and in such order of application as Bank may from time to time elect.

     14. Borrower waives protest of all commercial paper at any time held by Bank on which Borrower is in any way liable, notice of non-payment at maturity of any and all Accounts, and except where required hereby or by law, notice of action taken by Bank; and hereby ratifies and confirms whatever Bank may do.

     15. No waiver by Bank of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Bank in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Bank of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this agreement. The provisions of this agreement are cumulative and in addition to the provisions of any liability and any note or other writing evidencing any liability secured by this agreement, and Bank shall have all the benefits, rights and remedies of and under any liability and any note or other writing evidencing any liability secured hereby. If more than one party shall execute this agreement, the term "Borrower" shall mean all parties signing this agreement and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun, when used herein, shall include the plural, and the neuter shall include the masculine and feminine. All rights of Bank hereunder shall inure to the benefit of its successors and assigns; and all obligations of Borrower shall bind the heirs, executors, administrators, successors and assigns of each Borrower.

     16. Borrower releases Bank from all claims for loss or damage caused by any failure to collect any account or enforce any contract or by any act or omission on the part of the Bank, its officers, agents and employees, except willful misconduct.

     17. This agreement may be terminated by either party giving the other written notice of intention to terminate on a date named in said notice, mailed to the last known address of the party to whom such notice is addressed: but no such termination shall in any way affect the rights and liabilities of the parties hereunder relating to loans or advances made, Accounts, Inventory or other property pledged prior to the date named in such notice.

     18. This agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida. Wherever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

     IN WITNESS WHEREOF, this agreement has been duly executed as of the date hereinabove first written.

                                     Computer Science Innovation, Inc.

Signed, sealed and delivered
in the presence of                   By: /s/ George Milligan              (SEAL)
                                         ---------------------------------
                                             George E. Milligan, President

_______________________________      By: /s/ Susanne L. Cavadeas          (SEAL)
                                         ---------------------------------

                                                                          (SEAL)
_______________________________          _________________________________

(CORPORATE SEAL)                                   BORROWER
                                     SunTrust Bank, Central Florida, National
                                     Association fka Sun Bank, National
                                     Association

ATTEST:                              _____________________________________

                                                   (NAME OF BANK)

_______________________________      By:  /s/ Phil Hayes
                                         ------------------------------------
                                         Phil Hayes, Business Banking Officer
As its Cashier                           As its President

                                  EXHIBIT "A"

This Exhibit describes the property to be included in Collateral or Security" referred to in a Note, Security Agreement and in any Financing statement delivered by Computer Science Innovations, Inc.

All accounts, contract rights, chattel paper and all other obligations evidencing any obligation to borrower for payment for goods sold or leased or services rendered and all guaranties and other property securing the payment of or performance under any accounts, contract rights or any such chattel paper or instruments and any insurance proceeds or other cash receivable, whether now existing or hereafter arising.

All equipment of every description, now owned or hereafter existing or acquired; all accessories, attachments, parts and equipment now or hereafter affixed thereto or used in connection therewith, all renewals, substitutions or replacements thereof, insurance proceeds due to loss or damage thereof, and cash or non-cash proceeds and products of any of the foregoing. Borrower's right to dispose of the collateral is restricted by agreement with the lender.

All inventory, including goods in process and raw materials and other tangible personal property arising or acquired and held for sale or lease or furnished or to be furnished under contracts of service including any products thereof, and in contract rights with respect thereto and proceeds of both whether existing now or arising hereafter, all additions, accessions thereto, and any proceeds from insurance coverage due to loss or damage, all renewals, substitutions, attachments, replacements thereof and any cash or non-cash proceeds and products of the foregoing.

                                       September 5, 1996

                                       Computer Science Innovations, Inc.

                                       By: /s/ George E. Milligan
                                           ---------------------------------
                                       George E. Milligan, President

                                       By: /s/ Susanne L. Cavadeas
                                           ---------------------------------

                             BANK:     SunTrust Bank, Central Florida,
                                       National Association, fka Sun
                                       Bank, National Association

                                       By: /s/ Phil Hayes
                                           ---------------------------------
                                       Phil Hayes, Business Banking Officer

                                  EXHIBIT "B"

ADDITIONAL COLLATERAL:

Assignment of Contract between Computer Science Innovations and Maryland Procurement Office (Wordage II), contract number MDA904-92-G-0147/5004 not to exceed $212,570.00

Assignment of Contract between Computer Science Innovations and Maryland Procurement Office (Pearlware III), contract number MDA90492-G-0147/5005 in the amount of $149,300.00

Assignment of Contract between Computer Science Innovations and Maryland Procurement Office (Titian), contract number MDA904-94-C-7138 in the amount of $400,093.00

Assignment of contract between Computer Science Innovations and Intergraph Corporation, contract number FSNO133 in the amount of $113,738.90

Assignment of Contract between computer Science Innovations and U.S. Army Information System command (Sims), contract number DAEA08-91-C-0003

The above described collateral is in addition to that listed in the attached Promissory Note and Security Agreement dated September 5, 1996, the terms and conditions of which are hereby incorporated by reference.

Computer Science Innovations, Inc.

By: /s/ George E. Milligan  9/5/96
    --------------------------------
     George E. Milligan, President


By: /s/ Susanne L. Cavadeas
    --------------------------------

[SUNTRUST LOGO]                        Corporate Resolution and Certificate
                                       of Incumbency(Borrowing)

I, the undersigned, hereby certify that I am the President and custodian of the
                                                 ---------
records of Computer Science Innovations, Inc. (registered name of corporation),
           ----------------------------------
a corporation duly organized and existing under the laws of Florida (hereinafter
                                                            -------
"Corporation"); that the following is a true and correct copy of certain resolutions duly adopted by the Board of Directors of said Corporation at a meeting duly held on the 5th day of September, 1996, at which a quorum was
                         ---        ---------    --
present; and that the following resolutions are in conformity with the charter and by-laws of said Corporation and have not since been rescinded or modified.

RESOLVED, that any    2    (number required) of the following corporate
                      ----
officers:

Name   George E. Milligan             Title   President
     -----------------------                  ---------------------------
Name   James C. Schaffer              Title   Executive Vice President
     -----------------------                  ---------------------------
Name   Susanne Cavadeas               Title   Comptroller
     -----------------------                  ---------------------------
Name                                  Title
     -----------------------                  ---------------------------
Name                                  Title
     -----------------------                  ---------------------------
Name                                  Title
     -----------------------                  ---------------------------
Name                                  Title
     -----------------------                  ---------------------------
Name                                  Title
     -----------------------                  ---------------------------

be and are hereby authorized on behalf of the Corporation from time to time to borrow money, obtain credit and procure loans from Bank without limit as to amount; to sell or discount any notes, bills or accounts, acceptances or any other instruments to Bank; to assign, pledge, convey, transfer, mortgage or otherwise create a lien upon any real and/or personal property of this Corporation as security for the payment of any and all other indebtedness, liabilities and obligations of the Corporation to said Bank, whether in the usual course of business or otherwise; and, in furtherance of and in connection with the foregoing, to make, execute and deliver in the name of and on behalf of this Corporation, under its corporate seal or otherwise, such agreements, documents or instruments deemed reasonable or necessary.

RESOLVED FURTHER, that all actions heretofore taken by the officer or officers named herein in obtaining loans or credits on behalf of this Corporation and in the exercise of the authority and powers herein granted are hereby ratified, adopted and confirmed; and that Bank is hereby authorized and directed to pay the proceeds of any such loans or credits as directed by said officers, whether for payment or credit to the account of this Corporation with Bank or with another financial institution, or to such officers, or any third person, or otherwise; and

RESOLVED FURTHER, that the undersigned is authorized and directed to furnish said Bank a certified copy of these resolutions, which resolutions shall continue in full force and effect until written notice of the recision or modification of the same has been received by Bank, and to furnish said Bank the names and specimen signatures of the officer(s) named herein, and such persons from time to time holding the above positions, herewith and/or on Bank's usual form of signature card.

I hereby certify that the following are the names and specimen signatures of the officer(s) listed in the foregoing resolutions and that each presently holds the title indicated and has full authority for all acts unless noted herein.

Name   George E. Milligan    Title  President                 Signature/s/ George Milligan
       -------------------          ----------------------              ------------------------
Name   James C. Schaffer     Title  Executive Vice President  Signature/s/ James C. Schaffer
       -------------------          ------------------------            ------------------------
Name   Susanne Cavadeas      Title  Comptroller               Signature/s/ Susanne Cavadeas
       -------------------          ------------------------            ------------------------
Name                         Title                            Signature
       -------------------          ------------------------            ------------------------
Name                         Title                            Signature
      --------------------          ------------------------            ------------------------
Name                         Title                            Signature
      --------------------          ------------------------            ------------------------
Name                         Title                            Signature
      --------------------          ------------------------            ------------------------
Name                         Title                            Signature
     ---------------------          ------------------------            ------------------------

Special Instructions:

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Corporation this 5th day of September, 1996.
                       ----                     --

Corporate Seal                      By: /s/ George Milligan
                                        --------------------
                                    Title  President
                                           -----------------

                            [SUNTRUST BANK LETTERHEAD]
July 2, 1997


Mr. George Milligan
President
Computer Science Innovations, Inc.
1235 Evans Road
Melbourne, FL 32904-2314

Subject: Notification of Extension of Loan Maturity (9/26/97)

Dear Mr. Milligan:

SunTrust Bank, Central Florida, National Association hereby advises you that the maturity date of June 30, 1997 for your loan #1800455903-00026 in the name of Computer Science Innovations, Inc., (Borrower) is hereby extended 88 days. Other than the maturity date as changed above, all other terms and conditions remain unchanged. This Extension is contingent upon the Borrower making payments during the Extension period in the amount and at the interval specified in the payment schedule of the note.

Sincerely,

/s/
-----------------------------
First Vice President
SunTrust Bank Central Florida, National Association